UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund:  Managed Account Series
                   U.S. Mortgage Portfolio
                   High Income Portfolio
                   Global SmallCap Portfolio
                   Mid Cap Value Opportunities Portfolio

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Annual Report
April 30, 2006


Managed Account Series

U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained Merrill Lynch Investment Managers ("MLIM") to manage their accounts pursuant to an investment management agreement with MLIM and/or a managed account program sponsor.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Portfolios voted proxies relating to securities held in the Portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Managed Account Series
Box 9011
Princeton, NJ 08543-9011


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Managed Account Series


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Portfolios' shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Availability of Quarterly Schedule of Investments


The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Portfolios offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



A Discussion With Your Portfolio Managers


We are pleased to provide you with this annual shareholder report for Managed Account Series.


Global SmallCap Portfolio


What is the Portfolio's investment objective?

Global SmallCap Portfolio seeks long-term growth of capital through investment primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap issuers.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on August 2, 2005 through April 30, 2006, Global SmallCap Portfolio posted a total return of +18.56%. This compared to the +23.56% return of the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index and the +16.63% return of the broader MSCI World Index for the same period.

During the period, small cap stocks around the world continued their strong multi-year uptrend, led by low nominal interest rates and low secular inflation. In addition, many small cap stocks continued to offer better growth prospects at more reasonable valuations versus their larger cap counterparts.

Detracting most from the Portfolio's performance during the period was a combination of stock selection and slightly underweight positions in the information technology (IT) and industrials sectors. The IT and industrials sectors were two of the strongest-performing sectors in the market, fueled by strong corporate cash flows and accelerating global growth that has spawned a strong spending environment for the back end of the economy (capital spending). However, the Portfolio's IT and industrials stocks lagged the returns of their respective market sectors. Several of our core holdings, such as software companies Cognos, Inc. and SupportSoft, Inc. in IT, and low-cost airline carriers AirAsia BHD and Ryanair Holdings Plc in industrials, participated only moderately in the sector rallies. Other stocks that underperformed the benchmark and displayed deteriorating fundamentals were eliminated and replaced by what we believe to be more attractive opportunities.

Our investment style is geared toward growth at a reasonable price (GARP), an approach that combines the strategies of both value and growth investing. We seek to purchase, at reasonable prices, stocks that exhibit long-term growth potential, as opposed to participating in what we consider to be short-term trading opportunities. Therefore, we continue to be patient with stocks that have strong upside potential longer term but that may lag the benchmark over shorter timeframes. The aforementioned names, as well as Wabash National in the industrials sector, continue to represent core holdings in the Portfolio. Wabash National Corp., a provider of truck trailers, has developed a new composite material that fosters a longer life span for the trailer as compared to other alternatives.

Contributing positively to performance during the period was stock selection in the financials and consumer staples sectors. In financials, performance was aided by an underweight exposure to the U.S. market and core holdings in European insurance companies, such as Amlin Plc and Topdanmark A/S. Hong Kong Exchanges and Clearing Ltd., which operates the stock and futures exchanges and their related clearing houses in Hong Kong, also was a major contributor. In consumer staples, holdings such as ITO EN, Ltd., a blue chip green tea company in Japan, and Greencore Group Plc, a U.K. food retailer, were noteworthy performers in the Portfolio.


How have you managed the Portfolio since its inception?

We continued in our efforts to maintain a well-diversified portfolio of small cap stocks from markets around the world. Though the Portfolio remained underweight in U.S. and Japanese stocks at period-end, we increased our allocations to both countries over the course of the period. In the United States, for example, we augmented our capital markets exposure amid continued strength in merger-and-acquisition (M&A) activity. Approximately 5,800 takeovers valued at $859 billion were announced globally in the first three months of 2006, the fastest start since the record M&A year of 2000. We also increased our weighting in U.S. real estate investment trusts given the interest rate sensitivity of these securities. Our view is that the Federal Reserve Board (the Fed) will pause its interest rate-hiking program in the near future, thereby providing a more favorable backdrop for these stocks.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Turning to sectors, we continued to find attractively valued companies across the globe exhibiting strong growth characteristics. In the materials sector, new purchases included an India-based aluminum firm with a leading domestic market share, a leading European chemicals company that is undergoing a major restructuring program, and a Canadian gold investment that is expected to benefit from a continued favorable supply and demand situation and resultant higher prices. In IT, introductions included two makers of broadband equipment and a leading provider of business intelligence software.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was underweight relative to the MSCI World Small Cap Index in the consumer discretionary, financials, industrials, utilities and telecommunication services sectors, offset by overweight positions in health care and materials. We maintained market weightings in the energy and information technology sectors. Geographically, the Portfolio continued to be underweight in the United States and Japan, and was slightly overweight in Europe and sizably overweight in Asia (ex Japan).

From a geographic perspective, we maintain a cautious outlook with respect to the health of the American consumer. We believe that high oil and gas prices, a weakening housing market and higher interest rates will ultimately hinder consumer spending. Nevertheless, the consumer has remained resilient, with U.S. consumer spending advancing 5.5% in the first quarter of 2006, the highest quarterly gain since 2003. We believe the U.S. economy remains healthy. Economic growth has been robust year-to-date through April 2006, having rebounded sharply following a slowdown in the last quarter of 2005. First quarter annualized gross domestic product growth was estimated at 4.8%, the fastest rate in more than two years. This compares with an annualized clip of 1.7% in the fourth quarter of 2005. U.S. economic growth has resiliently forged ahead for the first four months of 2006 despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets.

In Europe, we continued to be overweight, given our view that valuations are relatively attractive, at an approximately 10% discount compared to U.S. stocks. Turning to Japan, we remain constructive amid an environment of low nominal interest rates, as well as strengthening employment and higher real estate prices. Against this backdrop and helped by strong export-driven economies in the United States, China and India, we believe that Japanese equity markets should continue to perform well. Finally, in Asia (ex Japan), we continue to see reasonably robust growth that should support rising equity valuations.

We remain constructive in the prospects for finding attractive opportunities in global small cap stocks. We continue to look for companies exhibiting strong growth characteristics while being mindful of valuations. As long as both global interest rates and core inflation (which excludes energy and food) remain low, we expect that investor appetite for small cap stocks will continue.


Murali Balaraman, CFA
Portfolio Manager


John Coyle, CFA
Portfolio Manager


May 12, 2006


High Income Portfolio


What is the Portfolio's investment objective?

High Income Portfolio's primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. In keeping with its main objective, the Portfolio seeks out securities that pay interest or dividends. The Portfolio normally invests more than 90% of its assets in fixed income securities. Under normal circumstances, at least 80% of its assets are invested in fixed income securities rated below investment grade or in unrated securities that Portfolio management believes to be of comparable quality.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on July 29, 2005 through April 30, 2006, High Income Portfolio posted a total return of +6.01%, compared to the +3.90% return of the benchmark Credit Suisse High Yield Index.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



A Discussion With Your Portfolio Managers (continued)


The high yield asset class and the Portfolio significantly outperformed Treasury issues, which retreated 4.32% for the period as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. For the most part, the high yield market digested the General Motors Corp. (GM) and Ford Motor Co. downgrades of last spring. The major auto companies' entrance into the high yield market caused a major disruption, with the market hitting a low point on May 16, 2005, and rebounding thereafter. As such, the Portfolio's reporting period was largely characterized by a return to strength, with the market finding support in a relatively strong economy and investor willingness to assume risk. In fact, the performance of many of our more speculative holdings improved during the period and contributed meaningfully to the Portfolio's outperformance. Although we have been reducing exposure to lower-quality, higher-beta issues as they reached our price targets, the Portfolio realized strong gains in many of those more aggressive names that we retained. In fact, swapping some of our higher risk assets for cash served to hinder performance somewhat, as cash contributed to performance but at a slower pace. Notably, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during this period as interest rates rose (and bond prices, which move in the opposite direction of yields, declined).

Also contributing to relative performance was our position in cash equivalents, which retain their value even as Treasury prices decline, and our tactical use of 10-year Treasury futures. The 10-year Treasury yield ultimately increased
79 basis points (.79%) between July month-end and April 30, 2006. In April, the bellwether 10-year Treasury yield rose above the 5% mark for the first time in almost four years, and closed the period at 5.07%. However, there also were intermittent periods when Treasury prices rallied and yields declined. We shifted in and out of our short position in Treasury futures based on our assessment of interest rate direction. The goal was to cushion the Portfolio from the negative price impact that accompanies periods of rising interest rates. This strategy added incrementally to the return of the Portfolio.

In terms of sector attribution, we had positive results from security selection in energy-other, where high oil prices provided support, and autos. In general, we avoided heavy weightings in GM and Ford, instead favoring auto suppliers for their higher return potential. These companies' prices were hurt as a result of the GM and Ford downgrades, but their prices rallied dramatically since then and added to the overall return of the Portfolio. We reduced those holdings, including Metaldyne Corp. and Cooper-Standard Automotive Inc., since their strong recovery. Another positive during the period was our substantial position in the second lien debt securities of Calpine Corp., an independent power producer. Although Calpine declared bankruptcy in the fourth quarter of 2005, the second lien securities rallied on the news. We had eliminated our position by December 31.

Finally, our exposure to emerging markets benefited performance. Emerging markets bonds were the top-performing fixed income asset class of 2005.


How have you managed the Portfolio since its inception?

We continued with the strategy outlined in our last report to shareholders. That is, we reduced exposure to CCC-rated credits, many of which had appreciated sharply, while adding to our holdings in B-rated issues. Overall, we sharply reduced the risk profile of the Portfolio. At the end of April, the Portfolio was slightly underweight in CCC-rated credits relative to the Credit Suisse High Yield Index. In addition, as the Treasury market became less attractive, we substantially increased our weighting in cash equivalents, which provides us with ample liquidity to take advantage of market opportunities as they present themselves and also reduces portfolio duration. At the end of April, we held nearly 15% of net assets in cash and essentially a B+ rated portfolio.

We selectively participated in the new-issue calendar in September and October and the first quarter of 2006. Total new issuance in 2005 was $103.6 billion comprised of 399 deals, down sharply from $142.4 billion in 575 deals in 2004. In the first quarter of 2006, the new-issue calendar totaled $31.6 billion, little changed from $31.3 billion in the same quarter last year. As always, we continue to carefully review the new-issue calendar and selectively participate when we discern value.

Turning to sectors, we gradually worked down our weighting in the chemicals sector from an overweight to a market weight. We also reduced exposure to manufacturing and packaging, and remain underweight in utilities and health care, two areas that we felt were overpriced. The Portfolio is overweight in energy - other. When available, we increasingly used floating rate securities, the advantage being that their rates move up in line with rising short-term interest rates. Given the Fed's interest rate-hiking action over the past two years, these securities have become more attractive.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Lastly, we reduced exposure to emerging markets during the period, as we believe the market is much less attractive than one year ago. Nevertheless, we continue to use emerging markets issues, especially corporate issues, where we see value, and ended the period with a commitment to emerging markets at 4.6% of net assets.


How would you characterize the Portfolio's position at the close of the period?

We anticipate continued strong appetite on the part of high yield investors and expect economic growth to remain moderately strong, supporting the creditworthiness of high yield issuers. We believe robust merger-and-acquisition and leveraged buyout activity is likely to increase leverage in selected sectors and result in large new issuance in the high yield space as equity sponsors finance this activity. Default risk is expected to remain low over the next two years, partly because of the strength of the economy and also because of investor receptiveness to high yield and leveraged loan issuance. This, in turn, provides non-investment grade companies with liquidity and the ability to finance their needs.

Amid these conditions, our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity, and to reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for the remainder of 2006. Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are more closely correlated to Treasury issues. Further moderate increases in Treasury yields are anticipated. We expect to maintain a cash position in the 10%-plus area in the near term as we look to a large new-issue calendar to offer some value. The penalty for holding cash equivalents is far less now than it was a year ago given the much higher short-term interest rates. The Portfolio's cash position has been a relative positive in the past few months.

We are seeking to maintain a liquid portfolio, adding new names and deleting others in an effort to stay current with issuance in the marketplace. We will continue to review the new-issue calendar and participate selectively where we discern value, and intend to take the same approach with regard to emerging markets investments.


B. Daniel Evans
Portfolio Manager


May 12, 2006


Mid Cap Value Opportunities Portfolio


What is the Portfolio's investment objective?

Mid Cap Value Opportunities Portfolio seeks capital appreciation and, secondarily, income through investment in equity securities that Portfolio management believes to be undervalued by the broader market. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid cap companies.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on August 2, 2005 through April 30, 2006, Mid Cap Value Opportunities Portfolio posted a total return of +15.97%, outpacing the +12.27% return of the benchmark Standard & Poor's (S&P) MidCap 400 Index. The Portfolio's gain was significantly ahead of the +9.14% average return of the Lipper Mid Cap Value Funds category for the same period. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

Mid-capitalization stocks, as measured by the S&P 400 Index, performed extremely well over the period. The +12.27% total return of the Index was more than 60% greater than the +7.59% total return of the S&P 500 Index of large cap stocks for the same period. Stronger-than-expected earnings for mid cap companies drove their stock prices higher. Many investors, including hedge funds, have been bidding up prices of mid cap stocks in anticipation of an end to the Fed's interest-rate-tightening campaign. Historically, mid cap stocks have performed quite well six months before the end of an interest-rate-tightening cycle.


What factors most influenced Portfolio performance?

The Portfolio's outperformance can be attributed to favorable sector positioning and superior stock selection. Our decision to move "down cap," reducing the median market capitalization of the Portfolio at the end of calendar year 2005, also benefited investment results. We anticipated a significant "January effect" (a general increase in smaller-capitalization stock prices during the month of January) following solid absolute returns in 2005. This did materialize, with the S&P 400 Mid Cap Index returning +5.89% and the S&P 600 SmallCap Index returning +8.37% in January, and Portfolio performance benefited as a result.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



A Discussion With Your Portfolio Managers (continued)


One of the most positive contributors to relative performance was strong stock selection in the materials sector. The prices of a wide range of industrial commodities have moved steadily higher over the past year, benefiting our specific holdings in integrated steel companies and steel mini mills.

Strong stock selection in the health care sector also bolstered Portfolio performance. The leading contributor to investment performance was King Pharmaceuticals, Inc., a maker of generic and brand-name prescription drugs. We eliminated the position in King Pharmaceuticals after realizing profits, as we were concerned about the company's ability to provide further upside earnings surprises and the potential for channel inventory problems to resurface. Other important contributors to Portfolio performance included Swift Transportation Co., Inc., a national truckload carrier, and Allied Waste Industries, Inc., a non-hazardous solid waste management company, both in the industrials sector.

Although the Portfolio's performance was positive on both an absolute and relative basis, there were some factors that hindered results. Within the retail sector, for example, certain holdings performed poorly. The largest detractor from performance was RadioShack Corp., a leading retailer of consumer electronic products that suffered amid disappointing sales. Despite the company's weakened share price and its drag on Portfolio performance, we continue to believe that RadioShack represents a good investment opportunity. We added to our position during the period, as the stock's valuation appears attractive and we believe that RadioShack is an appealing leveraged buyout candidate.


What changes were made to the Portfolio during the period?

In addition to the changes previously discussed, we made several other enhancements to the Portfolio over the period, eliminating certain investment positions and replacing them with more compelling investment opportunities.

In the biotechnology sector, we reduced or eliminated several companies that had attained or even exceeded our internal price targets. One example was Human Genome Sciences, Inc., a biotechnology company that is developing a new drug to treat Lupus. As the drug neared Food and Drug Administration (FDA) approval, there was a great deal of investor optimism about its prospects, which helped to boost shares of Human Genome Sciences. As a result of the sharp price appreciation, we sold our position in expectation of the FDA approval.

We made similar changes in other areas of the market. In industrials, we increased our positions in waste disposal companies and defense and electronics providers, while scaling back investments in engineering and construction companies. In information technology, we moved to a slightly underweight position after reducing or eliminating companies that had delivered very favorable results in the fourth quarter of 2005, when technology stocks made a particularly strong showing. Nevertheless, information technology remains an attractive sector, in our view, and we continue to search for opportunities in software and telecommunications companies.

Finally, we rebalanced our positions in the financial services sector. While we are still overweight in this sector compared to the benchmark S&P 400 Index, we have reduced our holdings in regional banks and thrifts in favor of capital markets exposure and real estate investment trusts.


How would you characterize the Portfolio's position at the close of the period?

As of April 30, 2006, the Portfolio was most overweight in the energy sector at 12% of net assets versus the benchmark's weighting of 10%. We had an even higher energy overweight at the beginning of the period, but given the substantial outperformance of energy stocks, we reduced several positions, thus narrowing the gap. Still, we believe that energy stocks may be poised for further outperformance amid strength in the world economy, and tight energy supplies. As a corollary, the Portfolio has retained underweight positions in the consumer discretionary and consumer staples sectors, based on our concern that higher energy prices will dampen consumer spending.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Looking ahead, we believe that mid cap stocks are poised for continued outperformance. Merger-and-acquisition activity has remained strong among mid cap stocks, which tends to further strengthen stock prices. Furthermore, we believe that mid caps continue to exhibit robust earnings potential and reasonable valuations. Consequently, we ended the period nearly fully invested, with a low amount of cash in the Portfolio.


R. Elise Baum, CFA
Portfolio Manager


May 12, 2006


U.S. Mortgage Portfolio


What is the Portfolio's investment objective?

U.S. Mortgage Portfolio seeks high total return through investment primarily in mortgage-related securities. This may include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises (GSEs), and other mortgage-backed securities (MBS) or mortgage-related securities issued by the U.S. government or by private issuers. Under normal circumstances, the Portfolio will invest at least 80% of its assets in MBS and other mortgage-related securities. In selecting investments, Portfolio management considers the relative yield of different types of securities and its assessment of future interest rate patterns.


How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on July 29, 2005 through April 30, 2006, U.S. Mortgage Portfolio registered a total return of +.57%. For the same period, the benchmark Citigroup Mortgage Index returned +.72%.

The Portfolio was launched at the end of July, and we made most of our initial investments in the TBA (to-be-announced) market, the largest and most liquid of the MBS markets. However, more seasoned issues, which are well represented in the benchmark, performed better in the underlying market environment. Consequently, the Portfolio was at a disadvantage relative to its benchmark, given the underrepresentation of seasoned issues and the lag effects associated with investing in the TBA market at the Portfolio's funding stage.

From the end of July 2005 through April 2006, interest rates rose significantly. The Fed increased the federal funds rate 25 basis points (.25%) in August, September, November, December, January and March, bringing the target short-term interest rate to 4.75% (and then to 5% on May 10). The campaign of hiking short-term interest rates exerted upward pressure particularly at the short end of the U.S. Treasury yield curve, which continued to flatten. Ultimately, the Treasury yield curve inverted in December, the first time it had done so in five years. Nonetheless, yields rose sharply across the entire curve, as the bellwether 10-year Treasury yield increased from 4.28% at the end of July to 5.07% at the close of April. Accordingly, the rise in interest rates resulted in negative price performance for virtually all fixed income investments during the period.

In spite of a weak performance environment for fixed income investments, MBS performed well on a relative basis versus U.S. Treasury securities, generating 17 basis points of excess return during the period. While rising interest rates limited the refinancibility of the mortgage market, causing MBS durations to extend (the duration of the Citigroup Mortgage Index lengthened from 3.1 years to 4.4 years over the period), the sector did benefit from certain technical and fundamental conditions.

First, overall interest rate volatility declined to historically low levels during the period, allowing MBS yield spreads to narrow. A key contributor to the decline in interest rate volatility has been the unprecedented openness of the Fed in communicating its interest-rate-hike intentions. As a result, an element of uncertainty has been reduced in the financial markets. Declining interest rate volatility is positive for MBS, as it enables investors to forecast mortgage prepayments with greater certainty. Thereby, investors are more willing to accept tighter yield spreads in exchange for greater prepayment certainty.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



A Discussion With Your Portfolio Managers (concluded)


Second, the demand for MBS was robust as U.S. commercial banks and overseas investors were significant buyers of MBS during the period. The bearish flattening of the U.S. Treasury yield curve has put upward pressure on bank deposit rates. In an effort to mitigate compressing net interest margins, banks boosted their holdings of MBS due to their attractive spread advantages over U.S. Treasury securities. Moreover, the rising current account deficit (U.S. trade imbalance) has led to a large number of U.S. dollars being held internationally. An outcome is that foreign investors have increasingly turned to using these dollars to purchase MBS.


How have you managed the Portfolio since its inception?

Initially, we invested the Portfolio's proceeds in a manner consistent with its benchmark, the Citigroup Mortgage Index. We focused primarily on Agency MBS and generally maintained a neutral position in terms of duration, sector composition and coupon structure. However, in December 2005, as we perceived the Fed to be nearing the end of its monetary tightening campaign, we began to raise the Fund's duration exposure to the front end of the yield curve. In doing so, we began to increase our holdings of high-coupon, premium-priced MBS, 15-year MBS, hybrid adjustable rate mortgages (ARMs) and short-term collateralized mortgage obligations (CMOs).

In order to improve portfolio convexity - a measure of the change in duration given a change in interest rates - we added Government National Mortgage Association (Ginnie Mae) project loans. Ginnie Mae project loans are U.S. government guaranteed securitized mortgages of hospitals, nursing homes and multi-family properties, which are approved by the U.S. Department of Housing and Urban Development (HUD). Ginnie Mae project loans typically have stringent prepayment penalties, making them less sensitive to refinancing activity in changing interest rate environments.

We continued to implement an active dollar roll strategy - designed principally to take advantage of supply/demand imbalances in the MBS market - to generate incremental total return. Approximately 30% to 35% of the Portfolio's MBS holdings were dollar rolled each month during the period.


How would you characterize the Portfolio's position at the close of the period?

At the end of the period, 63% of the Portfolio's net assets was invested in 30-year MBS. This represented a substantial underweight - primarily in lower-coupon mortgages - relative to the Citigroup Mortgage Index's 77% allocation. The second-largest weighting in the Portfolio was 15-year MBS, at 20% of net assets versus 23% in the benchmark. The remainder of the Portfolio was allocated as follows: project loans (6%), CMOs (3%), hybrid ARMs (2%) and short-term cash instruments (6%). The Portfolio's duration at period-end was
4.33 years compared to 4.35 years for the Citigroup Mortgage Index.

We currently have a neutral outlook on the MBS market. Option-adjusted spreads are just fair by historical measures, while uncertainty still prevails over how many more interest rate hikes the Fed may implement. However, we believe the MBS market should perform well when the Fed finally pauses in raising interest rates, which we believe will probably occur this summer. We expect MBS demand from U.S. banks and foreign investors to remain strong in 2006, for reasons previously discussed. Lastly, we believe the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac) will be opportunistic and modestly grow their mortgage portfolios in 2006, in contrast to their liquidations in 2005.


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


May 15, 2006



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, 1-800-637-3863, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results
                                                               6-Month       Since Inception      Standardized
As of April 30, 2006                                         Total Return      Total Return       30-Day Yield
U.S. Mortgage Portfolio*                                        + 1.32%           + 0.57%             4.83%
High Income Portfolio*                                          + 7.85            + 6.01              7.80
Global SmallCap Portfolio*                                      +20.74            +18.56               --
Mid Cap Value Opportunities Portfolio*                          +17.50            +15.97               --
Citigroup Mortgage Index++                                      + 1.23            + 0.72               --
Credit Suisse High Yield Index++++                              + 5.37            + 3.90               --
Merrill Lynch High Yield Master Index++++                       + 4.92            + 3.56               --
Ten-Year U.S. Treasury Securities                               - 2.36            - 4.32               --
MSCI World Index+++                                             +16.01            +16.63               --
MSCI Small Cap Index+++++                                       +24.10            +23.56               --
S&P Mid Cap 400 Index++++++++                                   +15.27            +12.27               --

       * Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Commencement of operations for U.S. Mortgage Portfolio and High Income Portfolio is
         7/29/05, and 8/02/05 for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

      ++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Since inception total return is from 7/29/05.

    ++++ These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated
         BBB or below. Since inception total returns are from 7/31/05 for the Credit Suisse High Yield
         Index and from 7/29/05 for the Merrill Lynch High Yield Master Index.

     +++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
         Since inception total return is from 8/02/05.

   +++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.
         Since inception total return is from 8/02/05.

++++++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total return is from 8/02/05.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Performance Data (continued)                            U.S. Mortgage Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in U.S. Mortgage Portfolio*++ compared to a similar investment in Citigroup Mortgage Index++++. Values illustrated are as follows:


U.S. Mortgage Portfolio*++

Date                                             Value

7/29/2005**                                    $10,000.00
April 2006                                     $10,057.00


Citigroup Mortgage Index++++

Date                                             Value

7/29/2005**                                    $10,000.00
April 2006                                     $10,072.00

   * Assuming transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ U.S. Mortgage Portfolio invests primarily in mortgage-related securities.

++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

     Past performance is not indicative of future results.



Aggregate Total Return


Period Covered                                   Return

Inception (7/29/05) through 4/30/06              +0.57%



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Performance Data (continued)                              High Income Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in High Income Portfolio*++ compared to a similar investment in Credit Suisse High Yield Index++++. Values illustrated are as follows:


High Income Portfolio*++

Date                                             Value

7/29/2005**                                    $10,000.00
April 2006                                     $10,601.00


Credit Suisse High Yield Index++++

Date                                             Value

7/29/2005**                                    $10,000.00
April 2006                                     $10,390.00

   * Assuming transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

++++ This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or below. The starting date for the Index in the graph is from 7/31/2005.

     Past performance is not indicative of future results.



Aggregate Total Return


Period Covered                                   Return

Inception (7/29/05) through 4/30/06              +6.01%



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Performance Data (continued)                          Global SmallCap Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Global SmallCap Portfolio*++ compared to a similar investment in MSCI World Index++++ and MSCI World Small Cap Index++++++. Values illustrated are as follows:


Global SmallCap Portfolio*++

Date                                             Value

8/02/2005**                                    $10,000.00
April 2006                                     $11,856.00


MSCI World Index++++

Date                                             Value

8/02/2005**                                    $10,000.00
April 2006                                     $11,663.00


MSCI World Small Cap Index++++++

Date                                             Value

8/02/2005**                                    $10,000.00
April 2006                                     $12,356.00

     * Assuming transaction costs and other operating expenses, including administration fees.

    ** Commencement of operations.

    ++ Global SmallCap Portfolio invests primarily in a portfolio of equity securities of smallcap issuers in various foreign countries and in the United States.

  ++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

++++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

       Past performance is not indicative of future results.



Aggregate Total Return


Period Covered                                   Return

Inception (8/02/05) through 4/30/06             +18.56%



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Performance Data (concluded)              Mid Cap Value Opportunities Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Mid Cap Value Opportunities Portfolio*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Mid Cap Value Opportunities Portfolio*++

Date                                             Value

8/02/2005**                                    $10,000.00
April 2006                                     $11,597.00


S&P MidCap 400 Index++++

Date                                             Value

8/02/2005**                                    $10,000.00
April 2006                                     $11,227.00

   * Assuming transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value.

++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

     Past performance is not indicative of future results.



Aggregate Total Return


Period Covered                                   Return

Inception (8/02/05) through 4/30/06             +15.97%



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Disclosure of Expenses


Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. However, for each Portfolio of the Fund, the Investment Adviser has contractually agreed to waive and reimburse all fees and expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2005 and held through April 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                            Expenses Paid
                                                       Beginning            Ending        During the Period*
                                                     Account Value      Account Value      November 1, 2005      Annualized
                                                      November 1,         April 30,          to April 30,         Expense
                                                          2005               2006                2006              Ratio
Actual

U.S. Mortgage Portfolio                                  $1,000           $1,013.20             $0.00                0%
High Income Portfolio                                    $1,000           $1,078.50             $0.00                0%
Global SmallCap Portfolio                                $1,000           $1,207.40             $0.00                0%
Mid Cap Value Opportunities Portfolio                    $1,000           $1,175.00             $0.00                0%

Hypothetical (5% annual return before expenses)**

U.S. Mortgage Portfolio                                  $1,000           $1,024.80             $0.00                0%
High Income Portfolio                                    $1,000           $1,024.80             $0.00                0%
Global SmallCap Portfolio                                $1,000           $1,024.50             $0.00                0%
Mid Cap Value Opportunities Portfolio                    $1,000           $1,024.50             $0.00                0%

 * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown) for Global SmallCap
   Portfolio and Mid Cap Value Opportunities Portfolio and 181/365 (to reflect the one-half year period shown)
   for U.S. Mortgage Portfolio and High Income Portfolio.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Portfolio Information as of April 30, 2006


U.S. Mortgage Portfolio


                                               Percent of
                                                 Total
Asset Mix                                     Investments

U.S. Government Agency Mortgage-Backed
  Securities                                      64.4%
Asset-Backed Securities                           16.1
Non-Government Agency Mortgage-Backed
  Securities                                       9.4
Other*                                            10.1

 * Includes portfolio holdings in short-term investments.



High Income Portfolio


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BBB/Baa                                            2.3%
BB/Ba                                             14.4
B/B                                               61.6
CCC/Caa                                            2.8
NR (Not Rated)                                     3.7
Other*                                            15.2

 * Includes portfolio holdings in short-term investments.



Ten Largest Corporate                          Percent of
Bond Holdings                                  Net Assets

Cablevision Systems Corp. Series B, 8%
  due 4/15/2012                                    1.5%
Petrobas International Finance Co., 8.375%
  due 12/10/2018                                   1.4
American Tire Distributors, Inc., 11.24%
  due 4/01/2012                                    1.4
JSG Funding Plc, 9.625% due 10/01/2012             1.2
Chart Industries, Inc., 9.125% due 10/15/2015      1.2
Graphic Packaging International Corp., 9.50%
  due 8/15/2013                                    1.1
Ferrellgas Partners LP, 8.75% due 6/15/2012        1.1
Sensata Technologies B.V., 8% due 5/01/2014        1.1
Nova Chemicals Corp., 8.405%
  due 11/15/2013                                   1.1
Quebecor World Capital Corp., 8.75%
  due 3/15/2016                                    1.1



                                               Percent of
Five Largest Industries                        Net Assets

Energy--Other                                      6.8%
Cable--U.S.                                        6.2
Service                                            5.9
Utility                                            5.4
Paper                                              5.1

 For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Portfolio Information as of April 30, 2006 (continued)


Global SmallCap Portfolio


Ten Largest                                    Percent of
Equity Holdings           Country of Origin    Net Assets

Vestas Wind
  Systems A/S             Denmark                  1.4%
Cochlear Ltd.             Australia                1.2
Koninklijke Wessanen
  NV CVA                  Netherlands              1.2
Stolt Offshore SA         Norway                   1.2
Cognos, Inc.              Canada                   1.2
AirAsia Bhd               Malaysia                 1.2
SGL Carbon AG             Germany                  1.2
Amlin Plc                 United Kingdom           1.2
Rowan Cos., Inc.          United States            1.1
Interline Brands, Inc.    United States            1.1



                                               Percent of
Five Largest Industries                        Net Assets

Insurance                                          7.3%
Metals & Mining                                    5.0
Specialty Retail                                   4.6
Energy Equipment & Services                        4.5
Capital Markets                                    4.4

 For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     29.4%
Japan                                             13.2
Canada                                             6.1
United Kingdom                                     5.2
Denmark                                            2.8
Germany                                            2.7
Netherlands                                        2.6
Switzerland                                        2.3
Australia                                          2.3
Italy                                              2.3
France                                             2.2
Hong Kong                                          2.2
Norway                                             2.1
Brazil                                             1.9
India                                              1.9
Sweden                                             1.8
Israel                                             1.7
South Africa                                       1.4
Finland                                            1.3
Malaysia                                           1.2
Mexico                                             1.2
South Korea                                        0.8
Turkey                                             0.8
Greece                                             0.8
Thailand                                           0.8
China                                              0.6
Ireland                                            0.6
Philippines                                        0.6
Bermuda                                            0.6
Singapore                                          0.6
Spain                                              0.5
Indonesia                                          0.2
Taiwan                                             0.1
Other*                                             5.2

 * Includes portfolio holdings in short-term investments.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Portfolio Information as of April 30, 2006 (concluded)


Mid Cap Value Opportunities Portfolio


                                               Percent of
                                                 Total
Ten Largest Equity Holdings                   Investments

Allied Waste Industries, Inc.                      2.7%
Convergys Corp.                                    2.7
Anixter International, Inc.                        2.4
Conseco, Inc.                                      2.3
Liberty Global, Inc. Series C                      2.1
Smurfit-Stone Container Corp.                      2.0
Novell, Inc.                                       2.0
Medicis Pharmaceutical Corp. Class A               2.0
The Gap, Inc.                                      1.9
BJ Services Co.                                    1.9



                                               Percent of
Sector Representation                          Net Assets

Financials                                        18.2%
Information Technology                            15.7
Consumer Discretionary                            13.9
Industrials                                       13.0
Energy                                            12.3
Health Care                                        9.7
Materials                                          4.0
Utilities                                          2.9
Telecommunication Services                         1.7
Consumer Staples                                   1.0
Other*                                             7.6

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        8.0%
Specialty Retail                                   6.5
Real Estate                                        5.7
Commercial Services & Supplies                     5.7
Commercial Banks                                   5.5

 For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Schedule of Investments                                                                                   U.S. Mortgage Portfolio
                                                               Face       Interest             Maturity
Issue                                                         Amount        Rate               Date(s)                  Value
U.S. Government Agency Mortgage-Backed Securities*--91.2%

Fannie Mae Guaranteed Pass-Through Certificates           $   6,632,297     4.50 %    7/01/2020 - 5/01/2021 (a)     $   6,317,214
                                                              3,776,027     4.50              10/01/2035                3,458,369
                                                              7,025,400     5.00        7/01/2020 - 12/01/2020          6,842,631
                                                              5,224,910     5.00        12/01/2035 - 1/01/2036          4,943,392
                                                              2,252,895     5.50       11/01/2019 - 11/01/2020          2,236,627
                                                             12,809,168     5.50            5/15/2036 (a)              12,437,696
                                                                794,288     6.00              1/01/2016                   804,588
                                                              3,380,193     6.00        8/01/2034 - 11/01/2034          3,368,201

Fannie Mae Trust Series 2003-65 Class NF                      2,232,615     5.309           9/25/2031 (b)               2,242,077

Freddie Mac Mortgage Participation Certificates               7,273,026     5.00      3/01/2036 - 5/15/2036 (a)         6,875,754
                                                             10,513,000     5.50      5/15/2036 - 6/15/2036 (a)        10,209,814
                                                              3,500,000     6.00      5/15/2036 - 6/15/2036 (a)         3,486,092

Freddie Mac Multiclass Certificates Series 2411 Class FJ         59,619     5.431           12/15/2029 (b)                 59,927

Ginnie Mae MBS Certificates                                   2,867,000     5.00            5/15/2036 (a)               2,746,944
                                                              2,625,567     6.00              11/15/2034                2,637,494
                                                              2,205,449     6.50        1/15/2032 - 6/15/2035           2,270,302

Ginnie Mae Trust Series 2006-8 Class B                        5,000,000     4.815           2/16/2030 (b)               4,820,289

Total U.S. Government Agency Mortgage-Backed Securities (Cost--$76,570,588)--91.2%                                     75,757,411


                            Face
                          Amount   Issue
Asset-Backed Securities*--22.8%

                                   ACE Securities Corp. (b):
                   $     123,958      Series 2005-HE1 Class A2A, 5.079% due 2/25/2035                                     123,969
                         800,000      Series 2005-HE6 Class A2B, 5.159% due 10/25/2035                                    800,290
                       3,000,000   Aames Mortgage Investment Trust Series 2006-1 Class A1, 5.06% due 4/30/2007 (b)      3,000,000
                         355,000   American Express Credit Account Master Trust Series 2002-3 Class A, 5.191%
                                   due 12/15/2009 (b)                                                                     355,378
                         650,000   Capital Auto Receivables Asset Trust Series 2005-1 Class A3, 5.141% due
                                   4/15/2008 (b)                                                                          650,177
                                   Capital One Master Trust Class A (b):
                         355,000      Series 1999-3, 5.331% due 9/15/2009                                                 355,187
                         390,000      Series 2001-1, 5.281% due 12/15/2010                                                391,332
                         112,246   Carrington Mortgage Loan Trust Series 2005-NC3 Class A1A, 5.039% due 6/25/2035 (b)     112,244
                         910,016   Centex Home Equity Series 2004-D Class AV2, 5.299% due 9/25/2034 (b)                   911,687
                          75,000   Citibank Credit Card Master Trust I Series 1997-4 Class B, 5.17% due 3/10/2011 (b)      75,375
                                   Citigroup Mortgage Loan Trust, Inc. (b):
                          43,563      Series 2005-HE1 Class A3A, 5.049% due 5/25/2035                                      43,565
                         832,020      Series 2005-Opt1 Class A1B, 5.169% due 2/25/2035                                    832,778
                         456,841   Collegiate Funding Services Education Loan Trust I Series 2005-A Class A1, 4.985%
                                   due 9/29/2014 (b)                                                                      456,394
                         443,117   Countrywide Asset-Backed Certificates Series 2004-6 Class 2A4, 5.409% due
                                   11/25/2034 (b)                                                                         444,325
                                   Discover Card Master Trust I (b):
                         325,000      Series 2003-4 Class A1, 5.011% due 5/15/2011                                        325,844
                         350,000      Series 2004-1 Class A, 5.111% due 4/16/2010                                         350,189
                         485,393   Encore Credit Receivables Trust Series 2005-3 Class 2A1, 5.079% due 10/25/2035 (b)     485,457
                         252,910   First NLC Trust Series 2005-2 Class AV1, 5.069% due 9/25/2035 (b)                      252,907
                         250,000   Ford Credit Auto Owner Trust Series 2003-A Class B2, 5.491% due 8/15/2007 (b)          250,126
                         750,000   Ford Credit Floorplan Master Owner Trust Series 2004-1 Class A, 5.121% due
                                   7/15/2009 (b)                                                                          749,358
                         521,447   GE Commercial Equipment Financing LLC Series 2004-1 Class A3, 4.943%
                                   due 10/20/2008 (b)                                                                     521,439
                         500,000   GE Dealer Floorplan Master Note Trust Series 2005-1 Class A, 4.963% due
                                   4/20/2010 (b)                                                                          500,118
                         500,000   Gracechurch Card Funding Plc Series 6 Class A, 5.111% due 2/17/2009 (b)                500,125
                         414,066   Irwin Home Equity Series 2005-C Class 1A1, 5.219% due 4/25/2030 (b)                    414,187
                         500,162   Long Beach Mortgage Loan Trust Series 2005-WL2 Class 3A2, 5.069% due 8/25/2035 (b)     500,235
                         600,000   Metris Master Trust Series 2004-1 Class A, 5.203% due 4/20/2011 (b)                    601,399
                                   Morgan Stanley ABS Capital I, Inc. (b):
                         600,000      Series 2005-NC1 Class A2B, 5.169% due 1/25/2035                                     600,337
                         213,324      Series 2005-NC2 Class A3A, 5.039% due 3/25/2035                                     213,340
                         234,960   New Century Home Equity Loan Trust Series 2005-4 Class A2A, 5.069% due 9/25/2035 (b)   234,977


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Schedule of Investments (continued)                                                                       U.S. Mortgage Portfolio

                            Face
                          Amount   Issue                                                                                Value
Asset-Backed Securities* (concluded)

                   $      26,630   Nissan Auto Lease Trust Series 2003-A Class A3A, 5.221% due 6/15/2009 (b)        $      26,637
                          58,446   Park Place Securities, Inc. Series 2005-WCW1 Class A3A, 5.049% due 9/25/2035 (b)        58,444
                         167,715   Residential Asset Mortgage Products, Inc. Series 2004-RS12 Class AII1, 5.089%
                                   due 6/25/2027 (b)                                                                      167,734
                                   Residential Asset Securities Corp. (b):
                         223,316      Series 2004-KS7 Class A2B2, 5.229% due 5/25/2033                                    223,643
                         951,359      Series 2004-KS12 Class AI2, 5.189% due 1/25/2035                                    952,690
                         175,051   SLM Student Loan Trust Series 2004-5 Class A2, 5.13% due 4/25/2014 (b)                 175,148
                                   Structured Asset Investment Loan Trust (b):
                          95,317      Series 2003-BC10 Class 3A5, 5.439% due 10/25/2033                                    95,367
                         704,945      Series 2005-10 Class A3, 5.049% due 12/25/2035                                      705,020
                         744,373   Wells Fargo Home Equity Trust Series 2004-2 Class A32, 5.299% due 2/25/2032 (b)        746,442
                         750,000   World Financial Network Credit Card Master Trust Series 2004-B Class A, 5.181%
                                   due 7/15/2010 (b)                                                                      750,017

Total Asset-Backed Securities (Cost--$18,943,158 )--22.8%                                                              18,953,881


Non-Government Agency Mortgage-Backed Securities*--13.4%

Collateralized Mortgage            Banc of America Mortgage Securities (b):
Obligation--8.8%         313,685      Series 2003-3 Class 2A1, 5.509% due 5/25/2018                                       315,376
                         507,410      Series 2003-10 Class 1A6, 5.409% due 1/25/2034                                      509,779
                                   Countrywide Home Loan Mortgage Pass-Through Trust:
                         364,526      Series 2004-J2 Class A2, 5.459% due 3/25/2034 (b)                                   365,376
                       2,071,136      Series 2005-21 Class 2A2, 5.50% due 10/25/2035                                    2,032,657
                         355,573   First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2, 5.409%
                                   due 6/25/2018 (b)                                                                      357,285
                       1,953,237   JPMorgan Mortgage Trust Series 2005-A2 Class 4A1, 5.211% due 4/25/2035 (b)           1,897,394
                                   Opteum Mortgage Acceptance Corp. (b):
                         173,714      Series 2005-1 Class A2, 5.099% due 2/25/2035                                        173,690
                         744,865      Series 2005-4 Class 1A1A, 5.129% due 11/25/2035                                     745,007
                         874,903   Residential Accredit Loans, Inc. Series 2005-QS12 Class A8, 5.309% due
                                   8/25/2035 (b)                                                                          876,005
                                                                                                                    -------------
                                                                                                                        7,272,569


Commercial Mortgage-   1,855,637   Greenwich Capital Commercial Funding Corp. Series 2005-FL3A Class A2, 5.259%
Backed                             due 10/05/2020 (b)(d)                                                                1,855,637
Securities--4.6%       1,500,000   Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2006-CCL
                                   Class A1, 5.251% due 1/15/2021 (b)                                                   1,503,750
                         460,889   Morgan Stanley Capital I Series 2005-XLF Class A1, 5.191% due 8/15/2019 (b)(d)         460,902
                                                                                                                    -------------
                                                                                                                        3,820,289

Total Non-Government Agency Mortgage-Backed Securities (Cost--$11,155,503)--13.4%                                      11,092,858


Short-Term Securities--14.3%

Commercial Paper***    3,500,000   PACCAR Financial Corp., 4.74% due 5/01/2006                                          3,500,000
                       1,800,000   Rabobank USA Financial Corp., 4.77% due 5/03/2006                                    1,799,523
                       1,100,000   SanPaolo IMI U.S. Financial Co., 4.81% due 5/01/2006                                 1,100,000
                                                                                                                    -------------
                                                                                                                        6,399,523

Government Agency      5,200,000   Federal Farm Credit Banks, 4.66% due 5/05/2006                                       5,197,307
Obligations***


                      Beneficial
                        Interest
                   $     239,013   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 4.75% (c)(e)                  239,013

Total Short-Term Securities (Cost--$11,835,843)--14.3%                                                                 11,835,843

Total Investments (Cost--$118,505,092**)--141.7%                                                                      117,639,993
Liabilities in Excess of Other Assets--(41.7%)                                                                       (34,608,624)
                                                                                                                    -------------
Net Assets--100.0%                                                                                                  $  83,031,369
                                                                                                                    =============


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (concluded)                     U.S. Mortgage Portfolio


  * Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    118,505,092
                                                   ================
    Gross unrealized appreciation                  $         27,539
    Gross unrealized depreciation                         (892,638)
                                                   ----------------
    Net unrealized depreciation                    $      (865,099)
                                                   ================


*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net           Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $239,013        $120,418


(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments                                   High Income Portfolio

                                                              (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Aerospace & Defense--2.1%

USD   500,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016    $     493,750
      250,000   DRS Technologies, Inc., 6.625%
                    due 2/01/2016                                       247,500
    1,000,000   Sensata Technologies B.V., 8%
                    due 5/01/2014 (e)                                 1,005,000
      100,000   Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                        88,500
                                                                  -------------
                                                                      1,834,750

Airlines--0.7%

      625,000   American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                       626,498

Automotive--3.9%

                American Tire Distributors, Inc. (a):
    1,025,000         11.24% due 4/01/2012                              958,375
      275,000         11.24% due 4/01/2012 (e)                          257,125
      300,000   Asbury Automotive Group, Inc., 8%
                    due 3/15/2014                                       302,250
      500,000   AutoNation, Inc., 7.045% due 4/15/2013 (a)(e)           508,750
      500,000   General Motors Acceptance Corp., 6.875%
                    due 9/15/2011                                       468,400
      121,000   Metaldyne Corp.,11% due 6/15/2012                       103,455
      900,000   Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                      911,250
                                                                  -------------
                                                                      3,509,605

Broadcasting--1.7%

      500,000   LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                       462,500
      875,000   Paxson Communications Corp., 8.318%
                    due 1/15/2012 (a)(e)                                896,875
      175,000   Young Broadcasting, Inc., 8.75%
                    due 1/15/2014                                       147,875
                                                                  -------------
                                                                      1,507,250

Cable--International--0.9%

                New Skies Satellites NV:
      350,000         10.414% due 11/01/2011 (a)                        360,500
      400,000         9.125% due 11/01/2012                             431,000
                                                                  -------------
                                                                        791,500

Cable--U.S.--6.2%

      600,000   CCH I LLC,11% due 10/01/2015                            534,000
    1,375,000   Cablevision Systems Corp. Series B, 8%
                    due 4/15/2012                                     1,371,562
      325,000   Charter Communications, Inc., 5.875%
                    due 11/16/2009 (b)(e)                               240,500
      750,000   Intelsat Subsidiary Holding Co. Ltd., 8.625%
                    due 1/15/2015                                       780,000
      600,000   PanAmSat Corp., 9% due 8/15/2014                        630,750
      500,000   Quebecor Media, Inc., 7.75% due 3/15/2016 (e)           512,500
    1,000,000   Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (e)                                   966,716
      325,000   Rainbow National Services LLC,10.375%
                    due 9/01/2014 (e)                                   364,813
      225,000   Zeus Special Subsidiary Ltd., 8.774%
                    due 2/01/2015 (c)(e)                                163,125
                                                                  -------------
                                                                      5,563,966

Chemicals--4.9%

      350,000   Equistar Chemicals LP,10.625% due 5/01/2011             381,500
      450,000   Huntsman International, LLC, 9.875%
                    due 3/01/2009                                       470,250
      425,000   MacDermid, Inc., 9.125% due 7/15/2011                   446,250



         Face
       Amount   Corporate Bonds                                        Value

Chemicals (concluded)

USD 1,000,000   Nova Chemicals Corp., 8.405%
                    due 11/15/2013 (a)                            $   1,000,000
      750,000   Omnova Solutions, Inc.,11.25%
                    due 6/01/2010                                       808,125
EUR   500,000   Rockwood Specialties Group, Inc., 7.625%
                    due 11/15/2014                                      648,721
USD   600,000   Tronox Worldwide LLC, 9.50%
                    due 12/01/2012 (e)                                  630,000
                                                                  -------------
                                                                      4,384,846

Consumer--Durables--0.3%

      375,000   Simmons Co., 14.024% due 12/15/2014 (c)                 258,750

Consumer--Non-Durables--0.8%

      750,000   Levi Strauss & Co., 8.875% due 4/01/2016 (e)            751,875

Diversified Media--2.7%

      125,000   CanWest Media, Inc., 8% due 9/15/2012                   126,719
      175,000   Dex Media, Inc., 8% due 11/15/2013                      179,593
      175,000   Dex Media West LLC, 9.875% due 8/15/2013                192,718
      700,000   Liberty Media Corp., 0.75% due 3/30/2023 (b)            746,375
                RH Donnelley Corp. (e):
      250,000         6.875% due 1/15/2013                              232,500
      250,000         8.875% due 1/15/2016                              257,188
      500,000         Series A-2, 6.875% due 1/15/2013                  465,000
      125,000   Universal City Florida Holding Co. I, 9.899%
                    due 5/01/2010 (a)                                   128,750
                                                                  -------------
                                                                      2,328,843

Energy--Exploration & Production--3.0%

      500,000   Chaparral Energy, Inc., 8.50%
                    due 12/01/2015 (e)                                  515,000
                Compton Petroleum Finance Corp.:
      600,000         7.625% due 12/01/2013                             594,000
      350,000         7.625% due 12/01/2013 (e)                         346,500
      500,000   PHI, Inc., 7.125% due 4/15/2013 (e)                     495,000
      750,000   Quicksilver Resources, Inc., 7.125%
                    due 4/01/2016                                       738,750
                                                                  -------------
                                                                      2,689,250

Energy--Other--6.8%

      275,000   Allis-Chalmers Energy, Inc., 9%
                    due 1/15/2014 (e)                                   281,875
      500,000   Aventine Renewable Energy Holdings, Inc.,
                    10.91% due 12/15/2011 (a)(e)                        525,000
      550,000   Copano Energy LLC, 8.125% due 3/01/2016 (e)             565,125
    1,000,000   Ferrellgas Partners LP, 8.75% due 6/15/2012           1,010,000
    1,100,000   Petrobras International Finance Co., 8.375%
                    due 12/10/2018                                    1,232,000
      973,279   Petroleum Export Ltd. II, 6.34%
                    due 6/20/2011 (e)                                   956,441
      700,000   SemGroup LP, 8.75% due 11/15/2015 (e)                   714,000
      850,000   Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                      805,375
                                                                  -------------
                                                                      6,089,816

Financial--1.5%

      175,000   BCP Caylux Holdings Luxembourg SCA,
                    9.625% due 6/15/2014                                192,500
      600,000   Fairfax Financial Holdings Ltd., 7.75%
                    due 4/26/2012                                       564,000
      600,000   Triad Acquisition Corp. Series B,11.125%
                    due 5/01/2013                                       594,000
                                                                  -------------
                                                                      1,350,500



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (continued)                       High Income Portfolio

                                                              (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Food & Drug--0.6%

USD   500,000   Stripes Acquisition LLC,10.625%
                    due 12/15/2013 (e)                            $     531,250

Food & Tobacco--1.3%

      125,000   AmeriQual Group LLC, 9.25% due 4/01/2012 (e)            130,000
      350,000   Del Monte Corp., 8.625% due 12/15/2012                  367,500
                Dole Food Co., Inc.:
      275,000         7.25% due 6/15/2010                               257,125
      125,000         8.875% due 3/15/2011                              121,875
      350,000   Mrs. Fields Famous Brands, LLC, 11.50%
                    due 3/15/2011                                       318,063
                                                                  -------------
                                                                      1,194,563

Gaming--4.7%

      750,000   Boyd Gaming Corp., 7.125% due 2/01/2016                 750,937
      200,000   CCM Merger, Inc., 8% due 8/01/2013 (e)                  194,000
                Galaxy Entertainment Finance Co. Ltd. (e):
      500,000         9.655% due 12/15/2010 (a)                         520,000
      250,000         9.875% due 12/15/2012                             258,750
      500,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (e)                            492,500
      750,000   MGM Mirage, 6.75% due 4/01/2013 (e)                     738,750
      600,000   Station Casinos, Inc., 6.625% due 3/15/2018 (e)         570,750
      750,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014               729,375
                                                                  -------------
                                                                      4,255,062

Health Care--2.7%

      500,000   Angiotech Pharmaceuticals, Inc., 7.75%
                    due 4/01/2014 (e)                                   502,500
      475,000   Select Medical Corp., 7.625% due 2/01/2015              428,688
                Tenet Healthcare Corp.:
      100,000         9.875% due 7/01/2014                              103,750
      750,000         9.25% due 2/01/2015 (e)                           765,000
      400,000   US Oncology, Inc.,10.75% due 8/15/2014                  447,500
      150,000   Ventas Realty, LP, 9% due 5/01/2012                     165,938
                                                                  -------------
                                                                      2,413,376

Housing--4.9%

      750,000   Ashton Woods USA LLC, 9.50% due 10/01/2015              711,562
                Building Materials Corp. of America:
      100,000         8% due 12/01/2008                                 101,000
      600,000         7.75% due 8/01/2014                               598,500
      250,000   Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012                                      250,000
EUR   750,000   Grohe Holding GmbH, 8.625% due 10/01/2014 (e)           944,739
USD   225,000   Ply Gem Industries, Inc., 9% due 2/15/2012              216,563
      250,000   Saxon Capital, Inc.,12% due 5/01/2014 (e)               260,000
      850,000   Stanley-Martin Communities, 9.75%
                    due 8/15/2015 (e)                                   777,750
      450,000   Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (e)                                   448,313
      100,000   Texas Industries, Inc., 7.25% due 7/15/2013             102,500
                                                                  -------------
                                                                      4,410,927

Information Technology--3.8%

      350,000   Activant Solutions, Inc.,10.99%
                    due 4/01/2010 (a)(e)                                357,000
      768,000   Advanced Micro Devices, Inc., 7.75%
                    due 11/01/2012                                      804,480
      303,000   Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (b)                                   379,129
      325,000   Quantum Corp., 4.375% due 8/01/2010 (b)                 329,469



         Face
       Amount   Corporate Bonds                                        Value

Information Technology (concluded)

                SunGard Data Systems, Inc. (e):
USD   550,000         9.125% due 8/15/2013                        $     587,125
      200,000         9.431% due 8/15/2013 (a)                          212,000
      750,000   Telcordia Technologies Inc.,10%
                    due 3/15/2013 (e)                                   686,250
                                                                  -------------
                                                                      3,355,453

Leisure--1.9%

      950,000   Host Marriott LP, 6.75% due 6/01/2016 (e)               938,125
      750,000   Intrawest Corp., 7.50% due 10/15/2013                   759,375
                                                                  -------------
                                                                      1,697,500

Manufacturing--4.3%

      450,000   Case New Holland, Inc., 6% due 6/01/2009                439,875
      500,000   Caue Finance Ltd., 8.875% due 8/01/2015 (e)             541,875
    1,000,000   Chart Industries, Inc., 9.125%
                    due 10/15/2015 (e)                                1,030,000
      163,000   Columbus McKinnon Corp., 10% due 8/01/2010              179,300
      500,000   Invensys Plc, 9.875% due 3/15/2011 (e)                  527,500
      275,000   Mueller Group, Inc., 10% due 5/01/2012                  301,125
      150,000   Propex Fabrics, Inc., 10% due 12/01/2012                141,000
      650,000   Superior Essex Communications LLC, 9%
                    due 4/15/2012                                       656,500
                                                                  -------------
                                                                      3,817,175

Metal--Other--1.9%

      500,000   Indalex Holding Corp., 11.50%
                    due 2/01/2014 (e)                                   488,750
      275,000   Novelis, Inc., 7.75% due 2/15/2015                      266,750
      375,000   RathGibson, Inc.,11.25% due 2/15/2014 (e)               402,188
      600,000   Southern Copper Corp., 6.375% due 7/27/2015             582,000
                                                                  -------------
                                                                      1,739,688

Packaging--0.6%

      234,000   Anchor Glass Container Corp.,11.917%
                    due 9/30/2006                                       238,680
      250,000   Packaging Dynamics Finance Corp.,10%
                    due 5/01/2016 (e)                                   254,375
                                                                  -------------
                                                                        493,055

Paper--5.1%

      950,000   Ainsworth Lumber Co. Ltd., 7.25%
                    due 10/01/2012                                      852,625
    1,000,000   Domtar, Inc., 7.125% due 8/15/2015                      907,500
      250,000   Glatfelter, 7.125% due 5/01/2016 (e)                    250,989
    1,050,000   Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                     1,018,500
    1,050,000   JSG Funding Plc, 9.625% due 10/01/2012                1,107,750
                NewPage Corp.:
      225,000         11.399% due 5/01/2012 (a)                         246,375
      175,000         12% due 5/01/2013                                 189,875
                                                                  -------------
                                                                      4,573,614

Retail--2.2%

      625,000   General Nutrition Centers, Inc., 8.625%
                    due 1/15/2011                                       640,625
      200,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014             187,500
                Neiman-Marcus Group, Inc. (e):
      300,000         9% due 10/15/2015                                 318,750
      300,000         10.375% due 10/15/2015                            321,000
      450,000   Southern States Cooperative, Inc., 10.50%
                    due 11/01/2010 (e)                                  477,000
                                                                  -------------
                                                                      1,944,875



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (continued)                       High Income Portfolio

                                                              (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                        Value

Service--5.9%

USD   750,000   Ahern Rentals, Inc., 9.25% due 8/15/2013 (e)      $     781,875
                Allied Waste North America, Inc.:
      300,000         6.375% due 4/15/2011                              294,000
      450,000         Series B, 5.75% due 2/15/2011                     429,750
      150,000   Ashtead Holdings Plc, 8.625%
                    due 8/01/2015 (e)                                   155,250
                Avis Budget Car Rental LLC (e):
      225,000         7.576% due 5/15/2014 (a)                          231,468
      250,000         7.625% due 5/15/2014                              254,375
      275,000   Buhrmann US, Inc., 8.25% due 7/01/2014                  285,312
      750,000   Corrections Corp. of America, 6.75%
                    due 1/31/2014                                       731,250
      500,000   Dycom Industries, Inc., 8.125% due 10/15/2015           515,000
      150,000   Knowledge Learning Corp., Inc., 7.75%
                    due 2/01/2015 (e)                                   142,313
      250,000   Mac-Gray Corp., 7.625% due 8/15/2015                    256,250
      500,000   NationsRent Cos., Inc., 9.50% due 5/01/2015             542,500
      600,000   United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                      603,000
                                                                  -------------
                                                                      5,222,343

Telecommunications--0.7%

                ADC Telecommunications, Inc. (b):
      153,000         1% due 6/15/2008                                  155,486
      225,000         5.045% due 6/15/2013 (a)                          237,375
      200,000   Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                       213,000
                                                                  -------------
                                                                        605,861

Utility--5.4%

      250,000   The AES Corp., 7.75% due 3/01/2014                      260,625
      750,000   Aes Dominicana Energia Finance SA,11%
                    due 12/13/2015 (e)                                  744,375
      132,000   Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (b)                                   146,685
      475,000   Dynegy Holdings, Inc., 8.375%
                due 5/01/2016 (e)                                       472,625



         Face
       Amount   Corporate Bonds                                        Value

Utility (concluded)

USD   700,000   Mirant North America LLC, 7.375%
                    due 12/31/2013 (e)                            $     702,625
                NRG Energy, Inc.:
      400,000         7.25% due 2/01/2014                               402,000
      925,000         7.375% due 2/01/2016                              933,094
      750,000   Reliant Energy, Inc., 9.50% due 7/15/2013               761,250
      225,000   Sierra Pacific Resources, 8.625% due 3/15/2014          243,643
      147,789   Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (e)                                   146,117
                                                                  -------------
                                                                      4,813,039

                Total Corporate Bonds
                (Cost--$72,227,580)--81.5%                           72,755,230



                Capital Trusts

Health Care--0.9%

      750,000   Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                       768,750

                Total Capital Trusts
                (Cost--$774,184)--0.9%                                  768,750


   Beneficial
     Interest   Short-Term Securities

USD13,156,553   Merrill Lynch Liquidity Series, LLC Cash Sweep
                    Series I, 4.75% (d)(f)                           13,156,553

                Total Short-Term Securities
                (Cost--$13,156,553)--14.8%                           13,156,553

Total Investments (Cost--$86,158,317*)--97.2%                        86,680,533
Other Assets Less Liabilities--2.8%                                   2,538,959
                                                                  -------------
Net Assets--100.0%                                                $  89,219,492
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments, as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     86,190,337
                                                   ================
    Gross unrealized appreciation                  $      1,213,801
    Gross unrealized depreciation                         (723,605)
                                                   ----------------
    Net unrealized appreciation                    $        490,196
                                                   ================

(a) Floating rate note.

(b) Convertible security.

(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net           Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ 13,156,553    $  329,744


(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Represents the current yield as of 4/30/2006.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (concluded)                       High Income Portfolio

                                                              (in U.S. dollars)


  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Swaps outstanding as of April 30, 2006 were as follows:


                                                Notional        Unrealized
                                                 Amount       Depreciation

    Bought credit default protection
    on Chemtura Corp. and pay 1.26%

    Broker, Credit Suisse First Boston
    Expires December 2010                       $200,000      $    (4,402)

    Bought credit default protection
    on Chemtura Corp. and pay 1.42%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $200,000           (5,712)
                                                              ------------
    Total                                                     $   (10,114)
                                                              ============


  o Currency Abbreviations:
         EUR   Euro
         USD   U.S. Dollar

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments                               Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

Australia--2.3%

         Beverages--0.7%

         Lion Nathan Ltd.                               85,000    $     536,587

         Health Care Equipment
         & Supplies--1.2%

         Cochlear Ltd.                                  24,500          981,517

         Real Estate--0.4%

         CFS Retail Property Trust                     229,500          322,146

         Total Common Stocks in Australia                             1,840,250


Bermuda--0.6%

         Capital Markets--0.5%

         Lazard Ltd. Class A                             9,200          408,480

         Textiles, Apparel &
         Luxury Goods--0.1%

         Ports Design Ltd.                              46,300           73,149

         Total Common Stocks in Bermuda                                 481,629


Brazil--1.9%

         Construction &
         Engineering--0.4%

         Obrascon Huarte Lain Brasil SA (a)             29,800          363,228

         Transportation
         Infrastructure--0.6%

         Cia de Concessoes Rodoviarias                  53,100          464,665

         Water Utilities--0.9%

         Companhia de Saneamento de Minas
         Gerais (a)                                     67,900          684,114

         Total Common Stocks in Brazil                                1,512,007


Canada--6.1%

         Biotechnology--0.6%

         Diagnocure, Inc. (a)                          117,500          460,332

         Insurance--0.5%

         Northbridge Financial Corp.                    14,800          430,574

         Metals & Mining--1.7%

         Agnico-Eagle Mines Ltd.                        14,000          516,040
         Eldorado Gold Corp. (a)                        90,600          472,182
         Kinross Gold Corp. (a)                         30,300          371,175
                                                                  -------------
                                                                      1,359,397

         Oil, Gas & Consumable
         Fuels--0.5%

         Cameco Corp.                                    9,600          389,723

         Paper & Forest
         Products--0.3%

         Abitibi-Consolidated, Inc.                     52,600          226,257

         Pharmaceuticals--0.8%

         Labopharm, Inc. (a)                            69,600          620,502

         Real Estate--0.5%

         TGS North American Real Estate
         Investment Trust                               50,900          411,543

         Software--1.2%

         Cognos, Inc. (a)                               26,050          970,883

         Total Common Stocks in Canada                                4,869,211



                                                        Shares
         Industry         Common Stocks                   Held         Value

China--0.7%

         Transportation
         Infrastructure--0.7%

         Shenzhen Expressway Co. Ltd.                1,075,000    $     516,450

         Total Common Stocks in China                                   516,450


Denmark--2.8%

         Electrical Equipment--1.4%

         Vestas Wind Systems A/S (a)                    39,850        1,080,019

         Insurance--1.4%

         Topdanmark A/S (a)                              3,700          484,207
         TrygVesta A/S                                  10,500          645,385
                                                                  -------------
                                                                      1,129,592

         Total Common Stocks in Denmark                               2,209,611


Finland--1.3%

         Construction &
         Engineering--0.8%

         YIT Oyj                                        22,950          646,406

         Multiline Retail--0.5%

         Stockmann AB 'B'                                9,850          403,246

         Total Common Stocks in Finland                               1,049,652


France--2.3%

         Commercial Services
         & Supplies--0.7%

         Eurofins Scientific (a)                         8,800          553,360

         Insurance--0.9%

         SCOR                                          270,200          684,120

         Leisure Equipment
         & Products--0.7%

         Trigano SA                                      9,800          562,790

         Total Common Stocks in France                                1,800,270


Germany--2.7%

         Commercial Services
         & Supplies--0.1%

         CTS Eventim AG                                  2,900          100,457

         Electrical Equipment--1.2%

         SGL Carbon AG (a)                              45,600          956,378

         Machinery--0.8%

         Heidelberger Druckmaschn                       12,750          642,423

         Pharmaceuticals--0.6%

         Paion AG (a)                                   31,000          439,304

         Total Common Stocks in Germany                               2,138,562


Greece--0.8%

         Construction Materials--0.8%

         Titan Cement Co. SA                            12,400          629,786

         Total Common Stocks in Greece                                  629,786


Hong Kong--1.6%

         Diversified Financial
         Services--0.6%

         Hong Kong Exchanges and Clearing Ltd.          68,500          492,526


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

Hong Kong (concluded)

         Electronic Equipment
         & Instruments--0.5%

         Kingboard Chemical Holdings Ltd.              143,600    $     378,740

         Media--0.5%

         Clear Media Ltd. (a)                          342,000          423,439

         Total Common Stocks in
         Hong Kong                                                    1,294,705


India--1.9%

         IT Services--0.5%

         Satyam Computer Services Ltd.                  23,500          392,068

         Metals & Mining--0.8%

         Hindalco Industries Ltd.                      138,400          656,795

         Specialty Retail--0.6%

         Pantaloon Retail India Ltd.                    11,510          499,864

         Total Common Stocks in India                                 1,548,727


Indonesia--0.2%

         Media--0.2%

         Surya Citra Media Tbk PT                    2,088,000          166,233

         Total Common Stocks in
         Indonesia                                                      166,233


Ireland--0.6%

         Airlines--0.6%

         Ryanair Holdings Plc (a)(c)                    10,700          503,756

         Total Common Stocks in Ireland                                 503,756


Israel--1.7%

         Chemicals--0.8%

         Frutarom                                       82,600          628,739

         Communications
         Equipment--0.2%

         AudioCodes Ltd. (a)                            10,900          148,458

         Internet Software
         & Services--0.7%

         Aladdin Knowledge Systems Ltd. (a)             23,800          555,016

         Semiconductors
         & Semiconductor
         Equipment--0.0%

         PowerDsine Ltd. (a)                             5,000           41,650

         Total Common Stocks in Israel                                1,373,863


Italy--2.3%

         Building Products--0.8%

         Permasteelisa SpA                              32,100          612,062

         Insurance--0.5%

         Milano Assicurazioni SpA                       55,500          427,294

         Textiles, Apparel &
         Luxury Goods--1.0%

         Valentino Fashion Group SpA                    24,150          779,679

         Total Common Stocks in Italy                                 1,819,035



                                                        Shares
         Industry         Common Stocks                   Held         Value

Japan--13.3%

         Auto Components--0.4%

         Koito Manufacturing Co. Ltd.                   22,900    $     328,862


         Beverages--0.9%

         ITO EN, Ltd.                                   18,800          689,772

         Building Products--0.5%

         Sanwa Shutter Corp.                            54,600          372,447

         Capital Markets--2.5%

         Okasan Holdings, Inc.                          64,700          728,017
         Shinko Securities Co., Ltd.                    94,000          497,986
         Tokai Tokyo Securities Co. Ltd.               106,200          739,308
                                                                  -------------
                                                                      1,965,311

         Chemicals--0.7%

         Nippon Sanso Corp.                             70,000          551,051

         Commercial Banks--0.6%

         The Bank of Kyoto Ltd.                         39,700          458,532

         Commercial Services
         & Supplies--0.1%

         Meitec Corp.                                    3,400          115,517

         Consumer Finance--0.5%

         Diamond Lease Co., Ltd.                         8,100          432,662

         Electric Utilities--0.6%

         Okinawa Electric Power Co., Inc.                7,600          489,142

         IT Services--0.5%

         TIS, Inc.                                      14,500          434,238

         Insurance--0.9%

         Aioi Insurance Co., Ltd.                       99,000          714,326

         Internet Software
         & Services--0.7%

         Jupiter Telecommunications Co., Ltd. (a)          765          555,328

         Machinery--1.4%

         Komori Corp.                                   25,800          599,816
         Takuma Co., Ltd.                               55,000          464,755
                                                                  -------------
                                                                      1,064,571

         Metals & Mining--1.4%

         Mitsui Mining & Smelting Co., Ltd.             74,700          518,060
         Tokyo Steel Manufacturing Co., Ltd.            28,700          606,922
                                                                  -------------
                                                                      1,124,982

         Real Estate--0.9%

         Tokyu Land Corp.                               80,700          684,749

         Specialty Retail--0.7%

         Yamada Denki Co., Ltd.                          5,300          575,946

         Total Common Stocks in Japan                                10,557,436


Malaysia--1.2%

         Airlines--1.2%

         AirAsia Bhd (a)                             2,010,500          970,720

         Total Common Stocks in Malaysia                                970,720



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

Mexico--1.2%

         Beverages--0.5%

         Embotelladoras Arca SA de CV                  152,500    $     398,065

         Construction &
         Engineering--0.7%

         Empresas ICA Sociedad Controladora,
         SA de CV (a)                                  170,600          530,865

         Total Common Stocks in Mexico                                  928,930


Netherlands--2.6%

         Commercial Services
         & Supplies--0.7%

         Tele Atlas NV (a)                              21,700          550,789

         Food Products--1.2%

         Koninklijke Wessanen NV CVA                    60,400          975,384

         Media--0.7%

         Endemol NV (a)                                 30,700          535,984

         Total Common Stocks in the
         Netherlands                                                  2,062,157


Norway--2.1%

         Energy Equipment
         & Services--2.1%

         Acergy SA (a)                                  59,700          971,242
         Ocean RIG ASA (a)                              88,400          701,190

         Total Common Stocks in Norway                                1,672,432


Philippines--0.6%

         Commercial Banks--0.6%

         Bank of the Philippine Islands                409,800          482,863

         Total Common Stocks in the
         Philippines                                                    482,863


Singapore--0.6%

         Health Care Providers
         & Services--0.6%

         LMA International NV (a)                      878,000          466,313

         Total Common Stocks in
         Singapore                                                      466,313


South Africa--1.4%

         Food & Staples
         Retailing--0.6%

         Massmart Holdings Ltd.                         49,700          482,596

         Health Care Providers
         & Services--0.8%

         Network Healthcare Holdings Ltd.              391,400          659,282

         Total Common Stocks in
         South Africa                                                 1,141,878


South Korea--0.8%

         Hotels, Restaurants
         & Leisure--0.8%

         Kangwon Land, Inc.                             32,869          676,059

         Total Common Stocks in
         South Korea                                                    676,059



                                                        Shares
         Industry         Common Stocks                   Held         Value

Spain--0.5%

         Construction &
         Engineering--0.5%

         Grupo Ferrovial SA                              5,270    $     431,826

         Total Common Stocks in Spain                                   431,826


Sweden--1.8%

         Biotechnology--0.8%

         Q-Med AB                                       14,200          603,699

         Metals & Mining--0.5%

         Boliden AB                                     20,800          421,024

         Oil, Gas & Consumable
         Fuels--0.5%

         Tanganyika Oil Co., Ltd. (a)                   27,700          412,548

         Total Common Stocks in Sweden                                1,437,271


Switzerland--2.4%

         Chemicals--0.8%

         Clariant AG                                    38,700          600,531

         Insurance--1.0%

         Swiss Life Holding                              3,300          758,171

         Semiconductors & Semiconductor
         Equipment--0.1%

         Micronas Semiconductor Holding AG
         Registered Shares (a)                           4,675          118,026

         Specialty Retail--0.5%

         Dufry Group (a)                                 4,800          405,998

         Total Common Stocks in
         Switzerland                                                  1,882,726


Taiwan--0.1%

         Leisure Equipment
         & Products--0.1%

         Giant Manufacturing Co., Ltd.                  30,000           57,826

         Total Common Stocks in Taiwan                                   57,826


Thailand--0.8%

         Commercial Banks--0.6%

         Siam Commercial Bank PCL
         Foreign Shares                                261,700          452,768

         Household Durables--0.2%

         Land and Houses PCL Foreign Shares            725,300          169,887

         Total Common Stocks in Thailand                                622,655


Turkey--0.8%

         Beverages--0.8%

         Anadolu Efes Biracilik Ve Malt
         Sanayii AS                                     19,600          656,548

         Total Common Stocks in Turkey                                  656,548


United Kingdom--5.3%

         Aerospace & Defense--0.5%

         QinetiQ Plc (a)                               101,900          373,216

         Construction &
         Engineering--0.6%

         Amec Plc                                       68,200          487,798



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (continued)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

United Kingdom (concluded)

         Food Products--0.5%

         Greencore Group Plc                            79,850    $     406,608

         Insurance--1.7%

         Amlin Plc                                     179,876          920,370
         Brit Insurance Holdings Plc                   232,760          406,154
                                                                  -------------
                                                                      1,326,524

         Machinery--0.7%

         Enodis Plc                                    215,300          587,011

         Software--0.6%

         Surfcontrol Plc (a)                            44,200          437,854

         Specialty Retail--0.7%

         Game Group Plc                                391,400          569,144

         Total Common Stocks in the
         United Kingdom                                               4,188,155


United States--29.7%

         Biotechnology--1.4%

         BioMarin Pharmaceuticals, Inc. (a)             58,300          717,090
         PDL BioPharma, Inc. (a)                        14,600          420,188
                                                                  -------------
                                                                      1,137,278

         Capital Markets--1.4%

         Affiliated Managers Group (a)                   5,426          549,653
         Investment Technology Group, Inc. (a)           3,500          185,465
         Stifel Financial Corp. (a)                      9,700          390,910
                                                                  -------------
                                                                      1,126,028

         Chemicals--0.6%

         Chemtura Corp.                                 38,800          473,360

         Communications
         Equipment--1.4%

         Adtran, Inc.                                   18,900          475,146
         Foundry Networks, Inc. (a)                     14,600          207,466
         Mastec, Inc. (a)                               35,700          440,181
                                                                  -------------
                                                                      1,122,793

         Computers &
         Peripherals--1.3%

         Novatel Wireless, Inc. (a)                     27,100          272,626
         Stratasys, Inc. (a)                            23,000          753,250
                                                                  -------------
                                                                      1,025,876

         Containers &
         Packaging--0.6%

         Packaging Corp. of America                     20,100          451,848

         Distributors--1.1%

         Interline Brands, Inc. (a)                     31,300          838,840

         Electronic Equipment
         & Instruments--0.4%

         Aeroflex, Inc. (a)                             27,500          346,775

         Energy Equipment
         & Services--2.4%

         Complete Production Services, Inc. (a)          2,800           74,004
         Key Energy Services, Inc. (a)                  38,200          652,838
         Newpark Resources, Inc. (a)                    45,700          304,362
         Rowan Cos., Inc.                               19,300          855,569
                                                                  -------------
                                                                      1,886,773



                                                        Shares
         Industry         Common Stocks                   Held         Value

United States (continued)

         Health Care Equipment
         & Supplies--3.1%

         Cytyc Corp. (a)                                25,300    $     654,005
         Inverness Medical Innovations, Inc. (a)         8,800          228,800
         Millipore Corp. (a)                            10,500          774,690
         SonoSite, Inc. (a)                             12,600          475,650
         Thoratec Corp. (a)                             20,000          360,200
                                                                  -------------
                                                                      2,493,345

         Health Care Providers
         & Services--0.9%

         Pharmaceutical Product
         Development, Inc.                              20,500          735,335

         Hotels, Restaurants
         & Leisure--1.3%

         The Cheesecake Factory, Inc. (a)               13,050          411,858
         Red Robin Gourmet Burgers, Inc. (a)            14,700          660,912
                                                                  -------------
                                                                      1,072,770

         Insurance--0.4%

         Covanta Holding Corp. (a)                      19,900          331,932

         Internet Software
         & Services--1.1%

         SupportSoft, Inc. (a)                         106,650          487,390
         webMethods, Inc. (a)                           43,150          412,945
                                                                  -------------
                                                                        900,335

         Leisure Equipment
         & Products--0.6%

         Marvel Entertainment, Inc. (a)                 22,850          445,803

         Machinery--1.0%

         Gardner Denver, Inc. (a)                        2,600          193,778
         Wabash National Corp.                          33,450          605,445
                                                                  -------------
                                                                        799,223

         Metals & Mining--0.6%

         Stillwater Mining Co. (a)                      27,100          459,887

         Oil, Gas & Consumable
         Fuels--0.5%

         Callon Petroleum Co. (a)                       17,900          369,456

         Pharmaceuticals--0.6%

         First Horizon Pharmaceutical Corp. (a)         21,600          481,032

         Real Estate--0.8%

         DiamondRock Hospitality Co.                    42,800          612,468

         Road & Rail--0.3%

         YRC Worldwide, Inc. (a)                         5,200          218,400

         Semiconductors & Semiconductor
         Equipment--2.4%

         Entegris, Inc. (a)                             44,500          453,010
         Genesis Microchip, Inc. (a)                    18,900          297,108
         Integrated Device Technology, Inc. (a)         49,700          756,434
         Monolithic System Technology, Inc. (a)         46,500          403,155
                                                                  -------------
                                                                      1,909,707

         Software--1.7%

         Hyperion Solutions Corp. (a)                   10,800          330,696
         Informatica Corp. (a)                          15,800          242,846
         Sybase, Inc. (a)                               20,700          450,639
         Wind River Systems, Inc. (a)                   32,100          366,261
                                                                  -------------
                                                                      1,390,442



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (concluded)                   Global SmallCap Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

United States (continued)

         Specialty Retail--2.1%

         Abercrombie & Fitch Co. Class A                 7,600    $     461,548
         AnnTaylor Stores Corp. (a)                     12,200          455,426
         GameStop Corp. Class A (a)                      4,000          188,800
         Urban Outfitters, Inc. (a)                     22,800          528,960
                                                                  -------------
                                                                      1,634,734

         Textiles, Apparel & Luxury
         Goods--0.7%

         Polo Ralph Lauren Corp.                         8,850          537,372

         Trading Companies
         & Distributors--1.0%

         UAP Holding Corp.                              40,450          835,697

         Total Common Stocks in the
         United States                                               23,637,509

         Total Common Stocks
         (Cost--$65,480,742)--95.0%                                  75,627,051



                                                        Shares
         Exchange-Traded Funds                            Held         Value

Hong Kong--0.6%

         iShares Asia Trust-iShares FTSE                65,000    $     471,552

         Total Exchange-Traded Funds
         (Cost--$463,063)--0.6%                                         471,552



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I,
            4.75% (b)(d)                          $  4,169,429        4,169,429

         Total Short-Term Securities
         (Cost--$4,169,429)--5.2%                                     4,169,429

Total Investments (Cost--$70,113,234*)--100.8%                       80,268,032
Liabilities in Excess of Other Assets--(0.8%)                         (666,937)
                                                                  -------------
Net Assets--100.0%                                                $  79,601,095
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $      70,180,681
                                                  =================
    Gross unrealized appreciation                 $      11,516,984
    Gross unrealized depreciation                       (1,429,633)
                                                  -----------------
    Net unrealized appreciation                   $      10,087,351
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net           Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $4,169,429      $ 106,764


(c) Depositary receipts.

(d) Represents the current yield as of 4/30/2006.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments                   Mid Cap Value Opportunities Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

North America

Canada--1.7%

         Diversified Telecommunication
         Services--1.7%

         BCE, Inc.                                      54,700    $   1,352,184

         Total Common Stocks in Canada                                1,352,184


United States--85.7%

         Aerospace & Defense--0.9%

         Curtiss-Wright Corp.                           21,400          709,196

         Biotechnology--2.8%

         Affymetrix, Inc. (c)                           10,900          312,285
         Cephalon, Inc. (c)                              7,900          518,714
         Medimmune, Inc. (c)                            44,300        1,394,121
                                                                  -------------
                                                                      2,225,120

         Building Products--0.1%

         Goodman Global, Inc. (c)                        4,300           85,140

         Capital Markets--1.6%

         E*Trade Financial Corp. (c)                    33,000          821,040
         Janus Capital Group, Inc.                      22,800          443,688
                                                                  -------------
                                                                      1,264,728

         Commercial Banks--5.5%

         The Colonial BancGroup, Inc.                   54,900        1,423,557
         Compass Bancshares, Inc.                       14,700          807,912
         First Midwest Bancorp, Inc.                    30,500        1,098,915
         TD Banknorth, Inc.                             33,500          994,615
                                                                  -------------
                                                                      4,324,999

         Commercial Services
         & Supplies--5.7%

         Allied Waste Industries, Inc. (c)             148,800        2,107,008
         Avery Dennison Corp.                            3,200          200,000
         Cendant Corp.                                  70,600        1,230,558
         Manpower, Inc.                                 14,200          925,130
                                                                  -------------
                                                                      4,462,696

         Communications
         Equipment--1.6%

         Andrew Corp. (c)                              119,300        1,262,194

         Containers &
         Packaging--2.5%

         Smurfit-Stone Container Corp. (c)             123,200        1,595,440
         Temple-Inland, Inc.                             8,300          385,452
                                                                  -------------
                                                                      1,980,892

         Electronic Equipment
         & Instruments--4.5%

         Anixter International, Inc.                    37,400        1,901,416
         Ingram Micro, Inc. Class A (c)                 56,900        1,046,391
         Tech Data Corp. (c)                            15,000          550,800
                                                                  -------------
                                                                      3,498,607

         Energy Equipment
         & Services--4.3%

         BJ Services Co.                                39,800        1,514,390
         Complete Production Services, Inc. (c)          4,200          111,006
         Diamond Offshore Drilling Inc.                  5,100          462,927
         Rowan Cos., Inc.                               29,200        1,294,436
                                                                  -------------
                                                                      3,382,759

         Food Products--1.0%

         Smithfield Foods, Inc. (c)                     29,100          782,790



                                                        Shares
         Industry         Common Stocks                   Held         Value

North America (continued)

United States (continued)

         Gas Utilities--1.6%

         Questar Corp.                                  16,000    $   1,280,800

         Health Care Providers
         & Services--3.0%

         Emdeon Corp. (c)                               68,861          785,704
         LifePoint Hospitals, Inc. (c)                  17,400          551,580
         Tenet Healthcare Corp. (c)                    121,200        1,008,384
                                                                  -------------
                                                                      2,345,668

         Hotels, Restaurants
         & Leisure--1.4%

         OSI Restaurant Partners, Inc.                  26,200        1,118,740

         Household Durables--0.4%

         Sealy Corp. (c)                                17,100          272,745

         IT Services--5.3%

         Alliance Data Systems Corp. (c)                19,100        1,050,500
         The BISYS Group, Inc. (c)                      62,500          996,250
         Convergys Corp. (c)                           106,400        2,071,608
                                                                  -------------
                                                                      4,118,358

         Insurance--2.3%

         Conseco, Inc. (c)                              72,500        1,830,625

         Machinery--2.5%

         AGCO Corp. (c)                                 26,200          620,154
         Timken Co.                                     38,200        1,333,180
                                                                  -------------
                                                                      1,953,334

         Media--4.4%

         Interpublic Group of Cos., Inc. (c)            93,400          894,772
         Liberty Global, Inc. Series C (c)              81,300        1,623,561
         Valassis Communications, Inc. (c)              31,700          927,859
                                                                  -------------
                                                                      3,446,192

         Metals & Mining--1.5%

         Nucor Corp.                                    10,600        1,153,492

         Multiline Retail--1.2%

         Dollar General Corp.                           11,200          195,552
         Dollar Tree Stores, Inc. (c)                   27,800          724,746
                                                                  -------------
                                                                        920,298

         Oil, Gas & Consumable
         Fuels--8.0%

         Cabot Oil & Gas Corp. Class A                  25,500        1,256,130
         Murphy Oil Corp.                               23,400        1,174,212
         Newfield Exploration Co. (c)                   32,400        1,445,040
         Noble Energy, Inc.                             28,400        1,277,432
         Tesoro Corp.                                   15,300        1,069,776
                                                                  -------------
                                                                      6,222,590

         Pharmaceuticals--2.0%

         Medicis Pharmaceutical Corp. Class A           47,600        1,565,088

         Real Estate--5.0%

         Crescent Real Estate EQT Co.                   33,300          666,000
         Equity Office Properties Trust                 24,100          778,430
         Friedman Billings Ramsey Group, Inc.
         Class A                                        82,200          888,582
         New Plan Excel Realty Trust                    20,800          512,720
         Rayonier, Inc.                                 26,200        1,078,392
                                                                  -------------
                                                                      3,924,124



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Schedule of Investments (concluded)       Mid Cap Value Opportunities Portfolio

                                                              (in U.S. dollars)


                                                        Shares
         Industry         Common Stocks                   Held         Value

North America (concluded)

United States (continued)

         Road & Rail--1.9%

         JB Hunt Transport Services, Inc.               31,400    $     748,262
         Swift Transportation Co., Inc. (c)             24,500          733,775
                                                                  -------------
                                                                      1,482,037

         Software--4.3%

         Hyperion Solutions Corp. (c)                   29,650          907,883
         Novell, Inc. (c)                              190,500        1,565,910
         TIBCO Software, Inc. (c)                      108,000          930,960
                                                                  -------------
                                                                      3,404,753

         Specialty Retail--6.5%

         Foot Locker, Inc.                              58,400        1,353,712
         The Gap, Inc.                                  83,800        1,515,942
         RadioShack Corp.                               45,600          775,200
         TJX Cos., Inc.                                 61,100        1,474,343
                                                                  -------------
                                                                      5,119,197

         Thrifts & Mortgage
         Finance--3.0%

         Sovereign Bancorp, Inc.                        59,100        1,310,247
         Webster Financial Corp.                        22,000        1,032,900
                                                                  -------------
                                                                      2,343,147

         Trading Companies
         & Distributors--0.9%

         United Rentals, Inc. (c)                       19,400          691,998

         Total Common Stocks in the
         United States                                               67,172,307

         Total Common Stocks in
         North America--87.4%                                        68,524,491


Western Europe

Netherlands--1.0%

         Construction & Engineering--1.0%

         Chicago Bridge & Iron Co. NV                   33,500          802,995

         Total Common Stocks in the
         Netherlands                                                    802,995



                                                        Shares
         Industry         Common Stocks                   Held         Value

Western Europe (concluded)

Switzerland--1.8%

         Biotechnology--1.8%
         Serono SA (a)                                  85,800    $   1,401,114

         Total Common Stocks in Switzerland                           1,401,114

         Total Common Stocks in Western Europe--2.8%                  2,204,109

         Total Common Stocks
         (Cost--$65,040,071)--90.2%                                  70,728,600



                          Exchange-Traded Funds

North America

United States--7.2%

         iShares Dow Jones US Real Estate
           Index Fund                                    7,600          539,220
         iShares Dow Jones US Utilities Sector
           Index Fund                                   12,800          982,016
         iShares Goldman Sachs Natural
           Resources Index Fund                          7,500          767,025
         iShares Russell 2000 Index Fund                10,200          775,812
         iShares S&P SmallCap 600 Index Fund            17,700        1,155,810
         Midcap SPDR Trust Series 1 (a)                  9,700        1,420,759

         Total Exchange-Traded Funds
         (Cost--$5,374,448)--7.2%                                     5,640,642



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
           Cash Sweep Series I,
           4.75% (b)(d)                             $1,800,817        1,800,817

         Total Short-Term Securities
         (Cost--$1,800,817)--2.3%                                     1,800,817

Total Investments (Cost--$72,215,336*)--99.7%                        78,170,059
Other Assets Less Liabilities--0.3%                                     216,044
                                                                  -------------
Net Assets--100.0%                                                $  78,386,103
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $      72,444,505
                                                  =================
    Gross unrealized appreciation                 $       6,986,026
    Gross unrealized depreciation                       (1,260,472)
                                                  -----------------
    Net unrealized appreciation                   $       5,725,554
                                                  =================

(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net           Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $1,800,817        $46,884


(c) Non-income producing security.

(d) Represents the current yield as of 4/30/2006.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Statements of Assets and Liabilities
                                                                  U.S.                                Global       Mid Cap Value
                                                                Mortgage         High Income         SmallCap      Opportunities
As of April 30, 2006                                           Portfolio          Portfolio         Portfolio        Portfolio
Assets

       Investments in unaffiliated securities, at value*     $ 117,400,980       $ 73,523,980       $ 76,098,603     $ 76,369,242
       Investments in affiliated securities, at value**            239,013         13,156,553          4,169,429        1,800,817
       Cash                                                          2,341                 --                 --               --
       Foreign cash***                                                  --             66,292            183,440               --
       Receivables:
           Interest                                                295,729          1,433,183                 --               --
           Securities sold                                              --            670,658            407,344        1,443,004
           Beneficial interest sold                                228,622            915,987            760,510          768,763
           Dividends                                                    --                 --            170,766           54,271
           Investment adviser                                       14,221             16,795             58,062           20,131
       Prepaid expenses and other assets                            18,945             18,862             18,857           18,934
                                                              ------------       ------------       ------------     ------------
       Total assets                                            118,199,851         89,802,310         81,867,011       80,475,162
                                                              ------------       ------------       ------------     ------------

Liabilities

       Unrealized depreciation on swaps                                 --             10,114                 --               --
       Deferred foreign capital gain tax                                --                 --             49,753               --
       Payables:
           Securities purchased                                 34,723,708            250,000          1,966,505        1,921,782
           Dividends to shareholders                                83,007            131,667                 --               --
           Beneficial interest redeemed                            280,324            106,382             84,162           82,757
           Swaps                                                        --                625                 --               --
           Other affiliates                                          2,921              3,198              4,560            4,625
       Accrued expenses and other liabilities                       78,522             80,832            160,936           79,895
                                                              ------------       ------------       ------------     ------------
       Total liabilities                                        35,168,482            582,818          2,265,916        2,089,059
                                                              ------------       ------------       ------------     ------------

Net Assets

       Net assets                                             $ 83,031,369       $ 89,219,492       $ 79,601,095     $ 78,386,103
                                                              ============       ============       ============     ============

Net Assets Consist of

       Undistributed (accumulated distributions in
       excess of) investment income--net                      $         --       $   (32,020)       $    345,161     $    274,731
       Undistributed (accumulated) realized capital
       gains (losses)--net                                     (1,162,284)          (313,582)            723,248        2,965,351
       Unrealized appreciation (depreciation)--net               (865,099)            515,180         10,109,242        5,954,723
                                                              ------------       ------------       ------------     ------------
       Total accumulated earnings (losses)--net                (2,027,383)            169,578         11,177,651        9,194,805
                                                              ------------       ------------       ------------     ------------
       Shares of beneficial interest, $.01 par value,
       unlimited shares authorized++                                85,387             89,646             67,211           68,145
       Paid-in capital in excess of par                         84,973,365         88,960,268         68,356,233       69,123,153
                                                              ------------       ------------       ------------     ------------
       Net assets                                             $ 83,031,369       $ 89,219,492       $ 79,601,095     $ 78,386,103
                                                              ============       ============       ============     ============
       Net asset value per share                              $       9.72       $       9.95       $      11.84     $      11.50
                                                              ============       ============       ============     ============
         * Indentified cost for unaffiliated securities       $118,266,079       $ 73,001,764       $ 65,943,805     $ 70,414,519
                                                              ============       ============       ============     ============
        ** Indentified cost for affiliated securities         $    239,013       $ 13,156,553       $  4,169,429     $  1,800,817
                                                              ============       ============       ============     ============
       *** Cost                                               $         --       $     64,431       $    183,149     $         --
                                                              ============       ============       ============     ============
        ++ Shares of beneficial interest outstanding             8,538,719          8,964,638          6,721,117        6,814,522
                                                              ============       ============       ============     ============

           See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Statements of Operations
                                                             For the Period July 29, 2005++      For the Period August 2, 2005++
                                                                   to April 30, 2006                    to April 30, 2006

                                                                  U.S.                                Global       Mid Cap Value
                                                                Mortgage         High Income         SmallCap      Opportunities
Increase (Decrease) in Net Assets:                             Portfolio          Portfolio         Portfolio        Portfolio
Investment Income

       Dividends**                                            $         --       $     11,250       $    557,075     $    587,849
       Interest*                                                 2,452,598          4,236,472            118,461           46,884
                                                              ------------       ------------       ------------     ------------
       Total income                                              2,452,598          4,247,722            675,536          634,733
                                                              ------------       ------------       ------------     ------------

Expenses

       Investment advisory fees                                    246,702            211,307            380,735          288,290
       Offering costs                                               50,273             50,228             50,303           50,273
       Accounting services                                          36,008             34,911             31,514           29,398
       Custodian fees                                               11,116              5,835            128,666           17,272
       Printing and shareholder reports                             11,413             11,380             13,150           13,121
       Transfer agent fees                                           7,585              8,076             12,024           12,035
       Professional fees                                             8,432              9,127              7,807            7,225
       Registration fees                                             9,875             10,318              8,024            8,146
       Pricing services                                              5,929             13,410              4,876              979
       Trustees' fees and expenses                                  10,315             10,219              9,947            9,881
       Other                                                         6,474              7,151             10,914            5,009
                                                              ------------       ------------       ------------     ------------
       Total expenses before waiver and reimbursement              404,122            371,962            657,960          441,629
       Waiver and reimbursement of expenses                      (404,122)          (371,962)          (657,960)        (441,629)
                                                              ------------       ------------       ------------     ------------
       Total expenses after waiver and reimbursement                    --                 --                 --               --
                                                              ------------       ------------       ------------     ------------
       Investment income--net                                    2,452,598          4,247,722            675,536          634,733
                                                              ------------       ------------       ------------     ------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                    (1,170,563)          (461,547)            719,220++++    3,108,127
           Futures contracts and swaps--net                             --            162,043                 --               --
           Foreign currency transactions--net                           --             13,992          (244,987)               --
           Short sales--net                                             79                 --                 --               --
           Options written--net                                      8,200                 --                 --               --
                                                              ------------       ------------       ------------     ------------
       Total realized gain (loss)--net                         (1,162,284)          (285,512)            474,233        3,108,127
                                                              ------------       ------------       ------------     ------------
       Unrealized appreciation/depreciation on:
           Investments--net                                      (865,099)            522,216         10,105,045++++++  5,954,723
           Swaps--net                                                   --           (10,114)                 --               --
           Foreign currency transactions--net                           --              3,078              4,197               --
                                                              ------------       ------------       ------------     ------------
       Total unrealized appreciation/depreciation--net           (865,099)            515,180         10,109,242        5,954,723
                                                              ------------       ------------       ------------     ------------
       Total realized and unrealized gain (loss)--net          (2,027,383)            229,668         10,583,475        9,062,850
                                                              ------------       ------------       ------------     ------------
       Net Increase in Net Assets Resulting from Operations   $    425,215       $  4,477,390       $ 11,259,011     $  9,697,583
                                                              ============       ============       ============     ============
         * Interest from affiliates                           $    120,418       $    329,744       $    106,764     $     46,884
                                                              ============       ============       ============     ============
        ** Withholding tax                                              --                 --       $     42,266     $      7,664
                                                              ============       ============       ============     ============
        ++ Commencement of operations.

      ++++ Includes $5,384 foreign capital gain tax.

    ++++++ Includes $49,753 deferred foreign capital gain tax.

           See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Statements of Changes in Net Assets
                                                             For the Period July 29, 2005++      For the Period August 2, 2005++
                                                                   to April 30, 2006                    to April 30, 2006

                                                                  U.S.                                Global       Mid Cap Value
                                                                Mortgage         High Income         SmallCap      Opportunities
Increase (Decrease) in Net Assets:                             Portfolio          Portfolio         Portfolio        Portfolio
Operations

       Investment income--net                                 $  2,452,598       $  4,247,722       $    675,536     $    634,733
       Realized gain (loss)--net                               (1,162,284)          (285,512)            474,233        3,108,127
       Unrealized appreciation/depreciation--net                 (865,099)            515,180         10,109,242        5,954,723
                                                              ------------       ------------       ------------     ------------
       Net increase in net assets resulting from operations        425,215          4,477,390         11,259,011        9,697,583
                                                              ------------       ------------       ------------     ------------

Dividends & Distributions to Shareholders

       Investment income--net                                  (2,452,598)        (4,307,812)           (80,004)        (360,002)
       Realized gain--net                                               --                 --            (1,356)        (142,776)
                                                              ------------       ------------       ------------     ------------
       Net decrease in net assets resulting from dividends
       and distributions to shareholders                       (2,452,598)        (4,307,812)           (81,360)        (502,778)
                                                              ------------       ------------       ------------     ------------

Beneficial Interest Transactions

       Net increase in net assets derived from beneficial
       interest transactions                                    85,033,752         89,024,914         68,398,444       69,166,298
                                                              ------------       ------------       ------------     ------------

Net Assets

       Total increase in net assets                             83,006,369         89,194,492         79,576,095       78,361,103
       Beginning of period                                          25,000             25,000             25,000           25,000
                                                              ------------       ------------       ------------     ------------
       End of period*                                         $ 83,031,369       $ 89,219,492       $ 79,601,095     $ 78,386,103
                                                              ============       ============       ============     ============
         * Undistributed (accumulated distributions
           in excess of) investment income--net                         --       $   (32,020)       $    345,161     $    274,731
                                                              ============       ============       ============     ============

        ++ Commencement of operations.

           See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Financial Highlights
                                                             For the Period July 29, 2005++      For the Period August 2, 2005++
                                                                   to April 30, 2006                    to April 30, 2006

                                                                  U.S.                                Global       Mid Cap Value
The following per share data and ratios have been derived       Mortgage         High Income         SmallCap      Opportunities
from information provided in the financial statements.         Portfolio          Portfolio         Portfolio        Portfolio
Per Share Operating Performance

       Net asset value, beginning of period                   $      10.00       $      10.00       $      10.00     $      10.00
                                                              ------------       ------------       ------------     ------------
       Investment income--net**                                        .34                .54                .12              .11
       Realized and unrealized gain (loss)--net                      (.28)                .03               1.73             1.48
                                                              ------------       ------------       ------------     ------------
       Total from investment operations                                .06                .57               1.85             1.59
                                                              ------------       ------------       ------------     ------------
       Less dividends and distributions:
           Investment income--net                                    (.34)              (.62)              (.01)            (.06)
           Realized gain--net                                           --                 --              --***            (.03)
                                                              ------------       ------------       ------------     ------------
       Total dividends and distributions                             (.34)              (.62)              (.01)            (.09)
                                                              ------------       ------------       ------------     ------------
       Net asset value, end of period                         $       9.72       $       9.95       $      11.84     $      11.50
                                                              ============       ============       ============     ============

Total Investment Return++++

       Based on net asset value per share                          .57%+++           6.01%+++          18.56%+++        15.97%+++
                                                              ============       ============       ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement                     .00%*              .00%*              .00%*            .00%*
                                                              ============       ============       ============     ============
       Expenses                                                      .75%*              .72%*             1.47%*           1.00%*
                                                              ============       ============       ============     ============
       Investment income--net                                       4.57%*             8.24%*             1.51%*           1.43%*
                                                              ============       ============       ============     ============

Supplemental Data

       Net assets, end of period (in thousands)               $     83,031       $     89,219       $     79,601     $     78,386
                                                              ============       ============       ============     ============
       Portfolio turnover                                          381.53%             60.80%             62.54%           84.27%
                                                              ============       ============       ============     ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Amount is less than $(.01) per share.

        ++ Commencement of operations.

      ++++ Total investment returns exclude the effects of sales charges.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios" or individually as the "Portfolio") are each a series of Managed Account Series, Inc. (the "Fund") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Portfolios, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


* Financial futures contracts--Each Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--Each Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

* Options--Each Portfolio may write and purchase covered call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Each Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Each Portfolio may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is each of the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The U.S. Mortgage Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Short Sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(k) Offering costs--Offering costs are amortized over a 12-month period beginning with the commencement of operations of each Portfolio.

(l) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


High Income Portfolio

$28,070 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to swap agreements, amortization methods on fixed income securities and foreign currency transactions. This reclassification has no effect on net assets or net asset value per share.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


Global SmallCap Portfolio

$250,371 has been reclassified between undistributed net investment income and undistributed net realized capital gains. This reclassification is the result of permanent differences attributable to foreign currency transactions and characterization of expenses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund, on behalf of each Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of each Portfolio's net assets.


                                                             Investment
                                                           Advisory Fee

U.S. Mortgage Portfolio                                            .46%
High Income Portfolio                                              .41%
Global SmallCap Portfolio                                          .85%
Mid Cap Value Opportunities Portfolio                              .65%


FAM has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. FAM waived expenses for each Portfolio as follows:


                                          Investment
                                            Advisory             Amount
                                          Fee Earned             Waived

U.S. Mortgage Portfolio*                    $246,702           $246,702
High Income Portfolio*                      $211,307           $211,307
Global SmallCap Portfolio**                 $380,735           $380,735
Mid Cap Value Opportunities
  Portfolio**                               $288,290           $288,290

 * For the period July 29, 2005 to April 30, 2006.

** For the period August 2, 2005 to April 30, 2006.


In addition FAM reimbursed each Portfolio in additional operating expenses as follows:


                                                                 Amount
                                                             Reimbursed

U.S. Mortgage Portfolio*                                    $   157,420
High Income Portfolio*                                      $   160,655
Global SmallCap Portfolio**                                 $   277,225
Mid Cap Value Opportunities Portfolio**                     $   153,339

 * For the period July 29, 2005 to April 30, 2006.

** For the period August 2, 2005 to April 30, 2006.


The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch Pierce, Fenner & Smith ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market Portfolios advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received commissions on the execution of portfolio transactions for certain Portfolios as follows:


                                                            Commissions

High Income Portfolio*                                       $      313
Global SmallCap Portfolio**                                  $   13,294
Mid Cap Value Opportunities Portfolio**                      $   20,554

* For the period July 29, 2005 to April 30, 2006.

**For the period August 2, 2005 to April 30, 2006.


Each Portfolio reimbursed FAM for certain accounting services as follows:


                                                         Reimbursements

U.S. Mortgage Portfolio*                                    $     1,217
High Income Portfolio*                                      $     1,123
Global SmallCap Portfolio**                                 $       914
Mid Cap Value Opportunities Portfolio**                     $       971

 * For the period July 29, 2005 to April 30, 2006.

** For the period August 2, 2005 to April 30, 2006.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is each Portfolio's transfer agent.

Certain officers and/or trustees of each Portfolio are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, were as follows:


                                           Purchases              Sales

U.S. Mortgage Portfolio*                $455,274,688       $347,435,361
High Income Portfolio*                  $108,854,506       $ 35,582,487
Global SmallCap Portfolio**             $102,210,150       $ 36,989,617
Mid Cap Value Opportunities
  Portfolio**                           $118,477,144       $ 51,155,491

* For the period July 29, 2005 to April 30, 2006.

** For the period August 2, 2005 to April 30, 2006.


U.S. Mortgage Portfolio

Transactions in call options written for the period July 29, 2005 to April 30, 2006, were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                    2    $         4,200
Options exercised                                 --                 --
Options expired                                   --                 --
Options closed                                   (2)            (4,200)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                  --    $            --
                                     ===============    ===============

++ One contract represents a notional amount of $1,000,000.


Transactions in put options written for the period July 29, 2005 to April 30, 2006, were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding put options written,
   beginning of period                            --                 --
Options written                                    2    $         6,800
Options exercised                                 --                 --
Options expired                                   --                 --
Options closed                                   (2)            (6,800)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  --    $            --
                                     ===============    ===============

++ One contract represents a notional amount of $1,000,000.



4. Beneficial Interest Transactions:

U.S. Mortgage Portfolio

Transactions in beneficial interest were as follows:


For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,108,251    $    90,674,190
Shares issued to shareholders in
   reinvestment of dividends                   5,819             57,292
                                     ---------------    ---------------
Total shares issued                        9,114,070         90,731,482
Shares redeemed                            (577,851)        (5,697,730)
                                     ---------------    ---------------
Net increase                               8,536,219    $    85,033,752
                                     ===============    ===============

++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.


High Income Portfolio

Transactions in beneficial interest were as follows:


For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,732,917    $    96,605,175
Shares issued to shareholders in
   reinvestment of distributions              10,512            103,288
                                     ---------------    ---------------
Total shares issued                        9,743,429         96,708,463
Shares redeemed                            (781,291)        (7,683,549)
                                     ---------------    ---------------
Net increase                               8,962,138    $    89,024,914
                                     ===============    ===============

++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


Global SmallCap Portfolio

Transactions in beneficial interest were as follows:


For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,459,383    $    76,353,737
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 107              1,112
                                     ---------------    ---------------
Total shares issued                        7,459,490         76,354,849
Shares redeemed                            (740,873)        (7,956,405)
                                     ---------------    ---------------
Net increase                               6,718,617    $    68,398,444
                                     ===============    ===============

++ Prior to August 2, 2005 (commencement of operations), the
   Portfolio issued 2,500 shares to FAM for $25,000.


Mid Cap Value Opportunities Portfolio

Transactions in beneficial interest were as follows:


For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,433,392    $    75,747,966
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 660              6,961
                                     ---------------    ---------------
Total shares issued                        7,434,052         75,754,927
Shares redeemed                            (622,030)        (6,588,629)
                                     ---------------    ---------------
Net increase                               6,812,022    $    69,166,298
                                     ===============    ===============

++ Prior to August 2, 2005 (commencement of operations), the
   Portfolio issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
Effective November 23, 2005, the Fund, on behalf of each Portfolio, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires in November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio did not borrow under the credit agreement during the period November 23, 2005 to April 30, 2006.


6. Commitments:

Global SmallCap Portfolio

At April 30, 2006 the Portfolio had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $902,000 and $212,000, respectively.


7. Distributions to Shareholders:

U.S. Mortgage Portfolio

The tax character of distributions paid during the period July 29, 2005 and April 30, 2006 was as follows:


                                                         7/29/2005++ to
                                                              4/30/2006
Distributions paid from:
   Ordinary income                                      $     2,452,598
                                                        ---------------
Total taxable distributions                             $     2,452,598
                                                        ===============

++ Commencement of operations.


As of April 30, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                    (389,731)*
Unrealized losses--net                                    (1,637,652)**
                                                        ---------------
Total accumulated losses--net                           $   (2,027,383)
                                                        ===============

 * On April 30, 2006, the Portfolio had a net capital loss carryforward of $389,731, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (continued)


High Income Portfolio

The tax character of distributions paid during the period July 29, 2005 and April 30, 2006 was as follows:



                                                         7/29/2005++ to
                                                              4/30/2006
Distributions paid from:
   Ordinary income                                      $     4,307,812
                                                        ---------------
Total taxable distributions                             $     4,307,812
                                                        ===============

++ Commencement of operations.


As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                     (14,340)*
Unrealized gains--net                                         183,918**
                                                        ---------------
Total accumulated earnings--net                         $       169,578
                                                        ===============

 * On April 30, 2006, the Portfolio had a net capital loss carryforward of $14,340, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


Global SmallCap Portfolio

The tax character of distributions paid during the period August 2, 2005 and April 30, 2006 was as follows:


                                                         8/02/2005++ to
                                                              4/30/2006

Distributions paid from:
   Ordinary income                                      $        81,360
                                                        ---------------
Total taxable distributions                             $        81,360
                                                        ===============

++ Commencement of operations.


As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     1,135,166
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,135,166
Capital loss carryforward                                            --
Unrealized gains--net                                       10,042,485*
                                                        ---------------
Total accumulated earnings--net                         $    11,177,651
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Notes to Financial Statements (concluded)


Mid Cap Value Opportunities

The tax character of distributions paid during the period August 2, 2005 and April 30, 2006 was as follows:


                                                         8/02/2005++ to
                                                              4/30/2006

Distributions paid from:
   Ordinary income                                      $       502,778
                                                        ---------------
Total taxable distributions                             $       502,778
                                                        ===============

++ Commencement of operations.


As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     3,456,605
Undistributed long-term capital gains--net                       12,647
                                                        ---------------
Total undistributed earnings--net                             3,469,252
Capital loss carryforward                                            --
Unrealized gains--net                                        5,725,553*
                                                        ---------------
Total accumulated earnings--net                         $     9,194,805
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the "Fund"), comprising U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios") as of April 30, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period July 29, 2005 (commencement of operations) through April 30, 2006 for U.S. Mortgage Portfolio and High Income Portfolio and for the period August 2, 2005 (commencement of operations) through April 30, 2006 for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Managed Account Series as of April 30, 2006, the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
June 22, 2006



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006



Important Tax Information



U.S. Mortgage Portfolio


Of the ordinary income distributions paid by U.S. Mortgage Portfolio of Managed Account Series during the year ended April 30, 2006, 9.76% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided with respect to the ordinary income distributions paid by the Portfolio during the period July 29, 2005 to April 30, 2006:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:   August 2005 - December 2005                    91.81%*
              January 2006 - April 2006                     100.00%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



High Income Portfolio


The following information is provided with respect to the ordinary income distributions paid by High Income Portfolio of Managed Account Series during the period July 29, 2005 to April 30, 2006:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:   August 2005 - December 2005                    89.58%*
              January 2006 - April 2006                      79.15%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



Global SmallCap Portfolio


The following information is provided with respect to the ordinary income distributions paid by Global SmallCap Portfolio of Managed Account Series to shareholders of record on December 14, 2005:

Qualified Dividend Income for Individuals                       100%*

Dividends Qualifying for the Dividends Received Deduction
for Corporations                                               4.98%*

Short-Term Capital Gain Dividends for Non-U.S. Residents       1.67%**

 * The Portfolio hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



Mid Cap Value Opportunities Portfolio


The following information is provided with respect to the ordinary income distributions paid by Mid Cap Value Opportunities Portfolio of Managed Account Series to shareholders of record on December 14, 2005:


Qualified Dividend Income for Individuals                     65.81%*

Dividends Qualifying for the Dividends Received Deduction
for Corporations                                              11.56%*

Short-Term Capital Gain Dividends for Non-U.S. Residents      28.40%**

 * The Portfolio hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years     Trustees        Trustees
Interested Trustees


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Trustees               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an
   "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha**     Trustee      2005 to   Director, The China Business Group, Inc.        39 Funds        None
P.O. Box 9095                        present   since 1996 and Executive Vice President         59 Portfolios
Princeton,                                     thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                  Board, Berkshire Holding Corporation since
Age: 62                                        1980; Partner, Squire, Sanders & Dempsey
                                               from 1980 to 1993.


Kenneth A. Froot        Trustee      2005 to   Professor, Harvard University since 1992;       39 Funds        None
P.O. Box 9095                        present   Professor, Massachusetts Institute of           59 Portfolios
Princeton,                                     Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Trustee      2005 to   Member of the Committee of Investment of        39 Funds        Kimco Realty
P.O. Box 9095                        present   Employee Benefit Assets of the Association of   59 Portfolios   Corporation
Princeton,                                     Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                  Member of CIEBA's Executive Committee since
Age: 71                                        1988 and its Chairman from 1991 to 1992;
                                               Assistant Treasurer of International Business
                                               Machines Corporation ("IBM") and Chief
                                               Investment Officer of IBM Retirement Funds
                                               from 1986 to 1993; Member of the Investment
                                               Advisory Committee of the State of New York
                                               Common Retirement Fund since 1989; Member
                                               of the Investment Advisory Committee of the
                                               Howard Hughes Medical Institute from 1997 to
                                               2000; Director, Duke University Management
                                               Company from 1992 to 2004, Vice Chairman
                                               thereof from 1998 to 2004, and Director Emeritus
                                               thereof since 2004; Director, LaSalle Street Fund
                                               from 1995 to 2001; Director, Kimco Realty
                                               Corporation since 1997; Member of the Investment
                                               Advisory Committee of the Virginia Retirement
                                               System since 1998, Vice Chairman thereof from
                                               2002 to 2005, and Chairman thereof since 2005;
                                               Director, Montpelier Foundation since 1998 and
                                               its Vice Chairman since 2000; Member of the
                                               Investment Committee of the Woodberry Forest
                                               School since 2000; Member of the Investment
                                               Committee of the National Trust for Historic
                                               Preservation since 2000.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years     Trustees        Trustees
Independent Trustees* (concluded)


Herbert I. London       Trustee      2005 to   Chairman of the Board of Directors of Vigilant  39 Funds        None
P.O. Box 9095                        present   Research, Inc. since 2006; Director of Reflex   59 Portfolios
Princeton,                                     Security since 2006; Director of Cerego, LLC
NJ 08543-9095                                  since 2006; Director of InnoCentive, Inc. since
Age: 67                                        2006; Professor Emeritus, New York University
                                               since 2005; John M. Olin Professor of Humanities,
                                               New York University from 1993 to 2005; and
                                               Professor thereof from 1980 to 2005; President,
                                               Hudson Institute since 1997 and Trustee thereof
                                               since 1980; Dean, Gallatin Division of New York
                                               University from 1976 to 1993; Distinguished
                                               Fellow, Herman Kahn Chair, Hudson Institute
                                               from 1984 to 1985; Director, Damon Corp. from
                                               1991 to 1995; Overseer, Center for Naval Analyses
                                               from 1983 to 1993. Professor Emeritus, New York
                                               University since 2005; John M. Olin Professor of
                                               Humanities, New York University from 1993 to
                                               2005; and Professor thereof from 1980 to 2005;
                                               President, Hudson Institute since 1997 and Trustee
                                               thereof since 1980; Dean, Gallatin Division of New
                                               York University from 1976 to 1993; Distinguished
                                               Fellow, Herman Kahn Chair, Hudson Institute from
                                               1984 to 1985; Director, Damon Corp. from 1991
                                               to 1995; Overseer, Center for Naval Analyses from
                                               1983 to 1993.


Roberta Cooper Ramo     Trustee      2005 to   Shareholder, Modrall, Sperling, Roehl, Harris   39 Funds        None
P.O. Box 9095                        present   & Sisk, P.A. since 1993; President, American    59 Portfolios
Princeton,                                     Bar Association from 1995 to 1996 and Member
NJ 08543-9095                                  of the Board of Governors thereof from 1994 to
Age: 63                                        1997; Shareholder, Poole, Kelly and Ramo,
                                               Attorneys at Law P.C. from 1977 to 1993; Director
                                               of ECMC Group (service provider to students,
                                               schools and lenders) since 2001; Director, United
                                               New Mexico Bank (now Wells Fargo) from 1983 to
                                               1988; Director, First National Bank of New Mexico
                                               (now Wells Fargo) from 1975 to 1976; Vice
                                               President, American Law Institute since 2004.


Robert S. Salomon, Jr.  Trustee      2005 to   Principal of STI Management (investment         39 Funds        None
P.O. Box 9095                        present   adviser) since 1994; Chairman and CEO of        59 Portfolios
Princeton,                                     Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 69                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S. Equity
                                               Strategist at Salomon Brothers Inc. from 1975 to
                                               1991; Trustee, Commonfund from 1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Officers and Trustees (continued)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         2005 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                    since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer              Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                                        Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                               IQ Funds since 2004.


Murali Balaraman        Vice         2005 to   Director of MLIM since 2006; Vice President of MLIM from 1998 to 2006; Portfolio
P.O. Box 9011           President    present   Manager at Atlas Capital Management from 1997 to 1998; Director of Investments
Princeton,                                     for Samuel Asset Management from 1997 to 1998.
NJ 08543-9011
Age: 40


Robin Elise Baum        Vice         2005 to   Managing Director of MLIM since 2000; First Vice President of MLIM from 1999
P.O. Box 9011           President    present   to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995
Princeton,                                     to 1997.
NJ 08543-9011
Age: 45


John Coyle              Vice         2005 to   Director of MLIM since 2006; Vice President of MLIM from 2004 to 2006;
P.O. Box 9011           President    present   Managing Director and Portfolio Manager with Bear Stearns Asset Management
Princeton,                                     from 2001 to 2004; Vice President of MLIM from 1998 to 2001
NJ 08543-9011
Age: 44


B. Daniel Evans         Vice         2005 to   Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM
P.O. Box 9011           President    present   from 2000 to 2004; Vice President of MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 61


Thomas F. Musmanno      Vice         2005 to   Director of MLIM since 2004; Vice President of MLIM from 1996 to 2004;
P.O. Box 9011           President    present   Derivatives and Structured Products Specialist with MLIM since 2000; Portfolio
Princeton,                                     Manager with MLIM since 1996.
NJ 08543-9011
Age: 36


Laura Powers            Vice         2005 to   Director of MLIM since 1998; Vice President of MLIM from 1993 to 1997; Portfolio
P.O. Box 9011           President    present   Manager with MLIM since 1992.
Princeton,
NJ 08543-9011
Age: 43


Frank Viola             Vice         2005 to   Managing Director (Global Fixed Income) of MLIM since 2002; Head of the Global
P.O. Box 9011           President    present   Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000 to
Princeton,                                     2001 and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 41



MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years
Fund Officers* (concluded)


Jeffrey Hiller          Chief        2005 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present   Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer                Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                  Investment Management from 2002 to 2004; Managing Director and Global Director of
Age: 54                                        Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                               Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                               Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                               Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2005 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodians

U.S Mortgage Portfolio
High Income Portfolio
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Managed Account Series. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.


MANAGED ACCOUNT SERIES                                           APRIL 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           U.S. Mortgage Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $25,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           High Income Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $25,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           Global SmallCap Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $28,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           Mid Cap Value Opportunities Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $28,500
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $N/A

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending April 30, 2006 - $3,439,633
               Fiscal Year Ending April 30, 2005 - $N/A

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Managed Account Series


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Managed Account Series


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Managed Account Series


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Managed Account Series


Date: June 22, 2006